Exhibit 10.30

Online Self-service Loan Business Contract of Ping An Bank

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Online Self-service Loan Business Contract of Ping An Bank

Contract No.: P. Y. (Shanghai) Z. Y. D. Z. No.A454201806140001

☐under the non-comprehensive credit line (under the single credit line)

☑Under the comprehensive credit line-

Name of the contract: Comprehensive Credit Line Contract

Contract No.: P. Y. (Shanghai) Z. Z. No.A454201806140001

Party A: Ping An Bank Co., Ltd., Shanghai Branch

Address: No.1333, Lujiazui Ring Road, Pudong New Area, Shanghai

Tel.: **** Fax:

Person in charge: Leng Peidong             Position: President

Party B (Borrower): Shanghai Tong Gou Information Technology Co., Ltd.

Address: Room 302, 3/F, No.1000 Tianyaoqiao Road, Xuhui District, Shanghai

Tel.: ****   Fax:

Legal representative:  Wang Wei     Position:

Whereas Party B applies to Party A for online self-service loan business (hereinafter referred to as the “Self-service Loan” business), Party A will, after examination and approval, under the premise of complying with the conditions stipulated in the Contract, handle the Self-service Loan business for Party B, and grant Party B a certain amount of revocable line of credit (hereinafter referred to as the “Limit of Self-service Loan”). Party A and Party B have concluded the Contract upon consensus in accordance with the provisions of relevant laws and undertaken to abide by all contract terms.

Article 1 Matters related to the Limit of Self-service Loan

1. The maximum amount of the Limit of Self-service Loan: RMB (in words) Four Million Two Hundred Thousand Only.

2. The term of validity of the Limit of Self-service Loan: from June 15, 2018 (natural day, the same below) to June 14, 2019. During such term, the Limit of Self-service Loan may be re-used multiple times, but the sum of the amount of the funds used by Party B each time and its outstanding loan balance shall not exceed the maximum amount of the Limit of Self-service Loan agreed above.

Where the term of validity of the Limit of Self-service Loan expires, the amount that Party B has not used will automatically expire. Party B may re-apply to Party A for the Limit of Self-service Loan.

3. Platform licensing fee for the Self-service Loan: Party B agrees to make the payment of RMB (in words)     /     (including value-added tax) for the platform licensing fee for the Self-service Loan in a lump sum to Party A within     days after the signing of the Contract.

If Party B fails to pay the amount in time according to the agreement, Party B agrees that Party A has the right to terminate the Contract, cancel Party B’s Limit of Self-service Loan and refuse to provide the Self-service Loan business for Party B.

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The above fee will not be refunded if the Self-service Loan business provided to Party B is canceled, suspended or terminated during the term of validity of the Limit of Self-service Loan due to reasons not involving Party A such as Party B’s reasons or judicial freezing.

4. The purpose of the limit: The Limit of Self-service Loan under the Contract is used for     . Without the written consent of Party A, Party B shall not change the purpose of the Limit of Self-service Loan.

Article 2 Use for payment of the Limit of Self-service Loan

1. Conditions

Except for Party A’s waiver in whole or in part, Party A only agrees on Party B’s use for payment of the Limit of Self-service Loan if the following preconditions are met:

(1) where Party B’s provision of guarantee for the Contract is required and the guarantee that meets the requirements of Party A has been in force and continues to be effective; where the completion of formalities for mortgage (pledge) registration is required, the corresponding registration, filing, approval and other procedures have been completed;

(2) where Party A’s provision of the Self-service Loan business for Party B is not prohibited or restricted according to laws, administrative regulations, departmental rules or regulatory policies;

(3) where Party B has registered on the orangebank in accordance with Party A’s requirements;

(4) where Party B has not experienced any breach of contract as stipulated in the Contract or any situation that may harm the security of Party A’s creditor’s rights; and

(5) Other conditions:                     .

2. Application

(1) Within the term of validity and amount limit of the Limit of Self-service Loan stipulated in the Contract, Party B may independently make a single use for payment application via Party A’s orangebank service channel as needed, without prior notice to Party A or special application to Party A;

(2) When Party B makes a single use for payment application, it must correctly fill in the relevant factors such as the amount and the period.

3. Examination

Regarding the examination of the use for payment application for a single loan under the Limit of Self-service Loan, both parties agree to adopt the following method (please fill in the option box with a “✓”):

☐Automatic examination by the system. That is, any single use for payment application independently made by Party B will be automatically examined and determined by Party A’s system. After approval, the fund for single use for payment will be transferred to the designated account of the payee via the system, following such requirements as the record on the single use for payment application and the agreement of the two parties on the collection account:

☐Automatic examination by the system + manual examination as assistance. That is, after approval upon automatic examination and determination by Party A’s system on any application for single use for payment made by Party B, the application must still be examined by Party A’s staff, and after the examination this time, Party A will promptly issue the loan to the designated account of the payee.

If Party B chooses the method of “Automatic examination by the system”, Party A has the right to actively adjust the examination method for Party B’s use for payment application in accordance with the provisions of the regulatory department and the use condition of Party B’s loan, and to cease the use of the Limit of Self-service Loan that Party B has not yet used according to the Contract.

4. Control

(1) Under the Contract, regarding the use for payment and fund transfer of a single loan under the Limit of Self-service Loan, both parties agree to adopt the following method (please fill in the option box with a “✓”):

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☐Payment under entrustment. That is, for any application for use for payment of the Limit of Self-service Loan made by Party B independently and then approved by Party A upon examination, the fund for a single payment shall be transferred by Party A’s system through Party B’s account to the designated account of the payee; Party B’s application for change of such account shall be examined and approved by Party A in advance and then be pre-configured by Party A’s system. Under this payment method, while Party A’s system controlling Party B’s independent application, Party B’s account shall not be used as the account for receiving loan funds.

☐Independent payment. That is, for any application for use for payment of the Limit of Self-service Loan made by Party B independently and then approved by Party A upon examination, the fund for a single payment shall be directly issued via Party A’s system to Party B’s account, and then Party B shall make the payment independently. Under this payment method, Party A does not control the collection account via the system, and Party B, while making the application for use for payment independently, may use its own account as the collection account for receiving the loan.

(2) Regardless of the above (1), Party A and Party B agree that as long as the amount of Party B’s single loan application exceeds RMB     , Party A will control Party B via the system not to use its own account as the collection account for receiving loan funds. That is, Party B may only adopt the method of payment under entrustment.

(3) Term of the single payment

Under the Contract, the maximum term of any single loan under the Limit of Self-service Loan shall not exceed 12 months (360 days). At the same time, Party A and Party B agrees to adopt the following control (please fill in the option box with a “✓”):

☐No control of the minimum term of a single loan. That is, under this method, when Party B makes the application for loan payment, the term of the single loan may be independently selected and filled in as long as it does not exceed the maximum term specified above.

☐Controlling the minimum term for a single loan, that is,      days. That is, under this method, if the term of a single loan does not exceed the maximum term specified above, Party B shall, when making the application for loan payment, select and fill in a loan term that is greater than or equal to the minimum loan term, and Party A’s system will automatically determine and conduct control.

(4) Amount limit for the single payment

Under the Contract, Party A and Party B agrees to adopt the following control regarding the amount limit of single loan payment (please fill in the option box with a “✓”):

☐No control of the spending limit for a single loan. That is, under this method, when Party B makes the application for loan payment, the amount of the single loan may be selected and filled in independently if it does not exceed the unused Limit of Self-service Loan.

☐Controlling the minimum amount of a single loan, that is, RMB     . That is, under this method, when Party B makes the application for loan payment, the amount of the loan selected and filled in must be greater than or equal to the minimum amount, and Party A’s system will automatically determine and conduct control.

☐Controlling the maximum amount of a single loan, that is, RMB     . That is, under this method, the amount of the single loan must not exceed the amount of the unused Limit of Self-service Loan. Where Party B makes the application for the loan payment, the amount of the loan selected and filled in must be less than or equal to the maximum amount set, and Party A’s system will automatically determine and conduct control.

(5) Party A has the right to adjust and change the fund payment and transfer methods for the above-mentioned loan, as well as the control method for single loan term and loan limit, while Party B undertakes not to raise any objection.

(6) If the method of independent payment is adopted, Party B shall, in accordance with the requirements of Party A, collect and disclose information on the payment of the loan funds, and provide information such as the transaction object and payment amount as well as evidentiary materials such as the corresponding business contracts. Party A has the right to verify whether the payment of the loan funds meets the agreed purpose through account analysis, voucher inspection, on-site investigation and other methods, and Party B shall cooperate.

Article 3 Applicable interest rate for a single loan under the Limit of Self-service Loan

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(I) Except as stipulated in Paragraph (V) below, the loan interest rate standard for any single loan under the Limit of Self-service Loan shall be established (filled in) according to Item 1 below:

1. Under the Limit of Self-service Loan, any single loan performs the same fixed interest rate, and the annual interest rate standard is 8%. Under this method, the fixed interest rate is executed regardless of the amount and term of the single loan, and the loan interest rate will not be adjusted within the term of validity of the Limit of Self-service Loan.

2. Under the Limit of Self-service Loan, any single loan is established according to the following standard (please fill in the option box with “✓”):

☐ The benchmark interest rate of the People’s Bank for the same grade loan on the loan issuance date floating ☐upward/☐downward    %.

☐ The benchmark interest rate of the People’s Bank of China for the same grade loan on the loan issuance date ☐+/☐-    % (floating point).

☐ the benchmark interest rate of the People’s Bank of China for the same grade loan on the date of loan release.

☐ ☐ LIBOR ☐ HIBOR on the date of loan issuance ☐+/☐-(base point) (only applicable to foreign exchange loans).

(II) The interest rate adjustment method applies the following Item      (only under the circumstance of the above (I).2):

1. The adjustment method for the loan interest rate under the Contract is (please fill in the option box with “✓”):

☐ Floating on a      (monthly/quarterly/six-month/yearly) basis. The interest rate adjustment date is the following Item     :

(1) The date corresponding to the loan issuance date in     (every month/every three months/every six months/every year); if there is no corresponding date, it is the last date of the corresponding month.

(2) January 1 of each year.

☐ A fixed interest rate will be applied regarding the Contract during the loan term.

Where the loan interest rate fluctuates, the interest will be charged at the adjusted interest rate from the date of interest rate adjustment. However, in case of repayment in installments (including equal repayment on schedule and decreasing repayment on schedule), the interest will still be charged at the interest rate before adjustment for the period in which the interest rate is adjusted, and the interest rate will be charged at the adjusted interest rate from the next period.

2. The details are as follows:

☐In the case of the adjustment of the benchmark interest rate by the People’s Bank of China during the loan term, Party A shall agree on the interest rate under the Contract at the adjusted benchmark interest rate:

☐In case of adjustment on a monthly basis, the adjustment date is the first interest settlement date after the adjustment date of the benchmark interest rate.

☐ In case of adjustment on a quarterly basis, the quarterly adjustment date is the interest settlement date in the month corresponding to the month of loan issuance in each quarter.

☐ In case of adjustment on a six-month basis, the semi-annual adjustment date is the interest settlement date in the month corresponding to the month of loan issuance in the next half year.

☐ In case of adjustment on a yearly basis, the annual adjustment date is January 1.

☐ In case of adjustment on a yearly basis, the annual adjustment date is the interest settlement date in the month corresponding to the month of loan issuance in the next year.

☐ (Others).

☐ A fixed interest rate will be applied regarding the Contract during the loan term.

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(III) If the benchmark interest rate is adjusted several times, Party A shall adjust accordingly at the latest benchmark interest rate on the adjustment date. Where the People’s Bank of China adjusts the floating range of the benchmark interest rate so that the above agreed loan interest rate is lower than the lower interest rate limit set by the People’s Bank of China, the loan interest rate under the Contract will be adjusted to the lower interest rate limit set by the People’s Bank of China. Where the People’s Bank of China no longer publishes the benchmark interest rate, the loan interest rate under the Contract will be adjusted to the industrial recognized loan interest rate or usual same-grade loan interest rate over the same period, unless otherwise agreed by the parties.

(IV) Where the state changes the method of determining interest rates, adjustment methods and interest-bearing methods, the relevant provisions of the state shall prevail.

(V) In the event of any inconsistency between the interest rate applicable to any single loan under the Limit of Self-service Loan and the interest rate recorded in the payment application for a single loan that is submitted by Party B and confirmed by Party A each time, the latter shall prevail.

Article 4 Interest accrual and settlement

1. Interest accrual

Interest is calculated at the actual loan amount and the actual loan term from the date on which the loan is actually issued. The interest on any single loan under the Contract will be charged on a daily basis. The daily interest rate of the pound and Hong Kong dollar is annual interest rate dividing 365, while the daily interest rate of other currencies is also annual interest rate dividing 360.

2. Interest settlement

For the repayment method of any single loan under the Contract, Party A and Party B agrees to adopt the following control (please fill in the option box with “✓”):

☐ Payment of interest by installment and repayment of principal at maturity: the parties agree that the 20th of each month will be the interest settlement date. The loan maturity date is the last interest settlement date, and the interest should be fully paid upon the repayment of the principal.

☐ Payment of interest while repayment of principal: when the principal is repaid, the corresponding interest shall be settled.

Where the interest settlement method applicable to any single loan under the Contract is subject to a separate specific record in the payment application for the single loan confirmed by Party A, the latter shall prevail.

3. Party B shall deposit the interest payable in the designated deduction account before each interest settlement date; otherwise, Party B shall authorize direct deduction from its any account opened in Party A’s banking system. If Party B is unable to pay interest on time and in full, a compound interest shall be charged at the penalty interest rate stipulated in the Appendix from the next day of expiration.

Article 5 Guarantee (fill in the option box with “✓”)

☐ Party B does not need to provide a guarantee for form of credit.

☐ The guarantees under the Contract shall be provided by means of the following method(s) 1 and/or 3 (if the credit granting hereunder is covered by the credit line contract, the guarantee method under the credit line contract also applies):

1. Wang Ying, Zeng Qingchun and Shanghai ECMOHO Health Biotechnology Co., Ltd., which serve as the guarantors for Party B’s all debts under the Contract, bear the joint and several guarantee responsibility and sign a warranty contract with Party A.

2.     serve as the mortgagers for Party B’s all debts under the Contract, mortgaging with all the property or those that it is legally entitled to dispose of them, and a mortgage contract shall be signed with Party A.

3. Shanghai Tong Gou Information Technology Co., Ltd., Beijing Jingdong Century Information Technology Co., Ltd., Beijing Jingdong Century Trading Co., Ltd. and Zhejiang Tmall Technology Co., Ltd. serve as the pledgers for Party B’s all debts under the Contract with their all account receivables, pledging with all their property or those that they are legally entitled to dispose of them, and a pledge contract shall be signed with Party A.

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4. Others:

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With regard to the guarantees under the Contract, the relevant guarantee contracts signed by the guarantors and Party A shall prevail.

Article 6 Repayment of a single loan under the Limit of Self-service Loan

1. Party B may independently make an application for repayment via the corporate online banking service channel of Party A. After the approval of Party A’s system upon examination, the loan will be automatically repaid for Party B by the system.

2. Party B shall ensure that there are sufficient funds in its designated repayment account on the maturity date of any single loan. Party B irrevocably authorizes Party A to deduct all principal and interest of the loan due or early due from the account opened by Party B in Ping An Bank.

Article 7 After the Limit of Self-service Loan is formally effective, Party A will deactivate Party B’s Limit of Self-service Loan and Self-service Loan business function under any of the following circumstances, and Party B will no longer be able to make a payment application for any single loan:

1. where the period of validity of the Limit of Self-service Loan is expired;

2. where any single loan under the Limit of Self-service Loan is overdue; or

3. any breach of contract as stipulated in Article 13 and other terms hereof.

For the overdue loan, Party B shall complete the full payment in accordance with the requirements of Party A, and then the Self-service Loan business function for Party B will be automatically resumed via Party A’s system; however, if three (including) overdue situations occur within the period of validity of the Limit of Self-service Loan, regardless of whether Party B has made the repayment, Party A will suspend the Limit of Self-service Loan and the Self-service Loan business functions for Party B. In case of a renewal, Party B must apply to Party A.

Article 8 Tax burden

If related taxes and fees are incurred separately or additionally to the transaction due to changes in China’s tax laws and regulations, the Bank shall have the right to separately charge from Party B (client) value-added tax applicable to this business in addition to the contract price for the VAT taxable business under the Contract.

Article 9 Invoice

The Bank will issue a corresponding value-added tax invoice after receiving the relevant payment from Party B (client). If Party B requests the Bank to issue a VAT invoice, it must submit the request to the Bank within     month(s) after payment, and at the same time provide the following information to the Bank. If no request is submitted within the said period, it will be deemed that Party B automatically waives such right:

Company name:

Taxpayer’s registration No.:

Bank of deposit:

Account No.:

Address:

Tel.:

Article 10 Handling of specific matters regarding invoices

Except as otherwise stipulated in the Contract, from the date of implementation of the policy of value-added tax in lieu of business tax, when both parties have the need to cooperate with each other in the aspects of the issuance, delivery, custody, invalidation and write-off in red ink of the value-added tax invoice, they may, upon consensus, do their utmost to cooperate with each other to properly resolve the foregoing matters.

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Article 11 Rights and obligations of Party B

(I) Rights of Party B

1. Party B has the right to use the Limit of Self-service Loan according to the conditions and purposes stipulated in the Contract;

2. Party B has the right to refuse Party A and its staff to extort bribes, and refuse and report to the relevant departments for Party A’s violations of the laws and regulations of the state regarding interest rates and charges;

3. Party B has the right to refuse any additional conditions outside the Contract.

(II) Obligations of Party B

1. Party B shall truthfully provide the documents and materials required by Party A, as well as the information on all its bank accounts, the bank of deposit and the balance of deposits and loans, and shall be cooperative in investigation, examination and inspection by Party A;

2. Party B shall report the latest changes to the monthly financial statements and registration status to Party A in a timely manner;

3. Party B shall be subject to the supervision by Party A over its use of credit funds and relevant production, operation and financial activities, and Party B shall submit relevant certificates and supporting materials for the use of funds to Party A within one month after the Limit of Self-service Loan is paid;

4. Party B shall use the loan fund in accordance with the purposes stipulated in the Contract, and shall not use the loan fund in the securities and futures markets or for share capital equity-based investment, or for fixed-asset investment or project investment;

Where Party B’s use of the loan fund violates the laws, regulations and regulatory provisions of the state, or violates the Contract, resulting in Party A’s punishment by the relevant authorities of the state, Party B agrees to assume liability for compensation at least within the scope of Party A’s losses, while Party A has the right to pursue a recovery.

5. Party B shall repay the principal and pay the corresponding interest of the loan in full and on time in accordance with the Contract;

6. Where Party B has a major property right transfer, system change or transfer of creditor’s rights and debts, it shall notify Party A in advance of the relevant matters, and implement the safeguard measures for the safe repayment of the loan principal and interest and all other related expenses under the Contract;

7. Party B shall not withdraw funds, transfer assets or use related party transactions to avoid debts to Party A; shall not use false contracts with related parties to discount the creditor’s rights such as note receivables and accounts receivable without real trade background at the bank, or pledge or fraudulently obtain overdraft funds;

8. Where Party B is a group client, it shall report to Party A in writing within 10 days from the date of the related party transaction with more than 10% of the net assets. The report shall cover the relationship between the parties to the transaction, items and the nature of the transaction, the transaction amount or corresponding proportion and pricing policies (including transactions with no amount or only a nominal amount).

The term “group client” as used in this paragraph refers to an enterprise legal person or institutional legal person with the following characteristics: (1) which directly or indirectly controls or is controlled by other enterprise legal person or institutional legal person in equity or business; (2) which is jointly controlled by a third-party enterprise legal person or institutional legal person; (3) which is directly or indirectly controlled jointly by a major individual investor, key management or their close family members (including direct family relationships within three generations and collateral relationships within the second generation); (4) which has other related relationships and may not transfer assets and profits according to the fair price principle, shall be subject to the credit-granting management as a group client.

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Article 12 Rights and obligations of Party A

(I) Rights of Party A

1. Party A has the right to request Party B to provide information related to the matters involved in the Contract;

2. Party A has the right to request Party B to return the principal and interest of the loan on time;

3. Party A has the right to know Party B’s plans for production, operation, financial activities, management and repayment;

4. Party A has the right to supervise Party B’s use of the loan fund for the purposes specified herein;

5. Party A has the right to directly collect the loan principal and interest from any account opened by Party B in the system of Ping An Bank;

6. Where Party B fails to perform the obligations stipulated herein, Party A shall have the right to terminate the function of Self-service Loan business provided for Party B in accordance with the agreement, and request Party B to return in advance the full loan principal and interest of all unmatured and unliquidated single loans under the Limit of Self-service Loan;

7. In the event of transfer of major property rights, system change or transfer of creditor’s rights and debts by Party B, Party A shall have the right to request Party B to pay off the principal and interest of the loan and all other related expenses hereunder, or to transfer all the debts hereunder under the name of the assignee to Party A’s consent, or provide the guarantee measures agreed by Party A.

(II) Obligations of Party B

1. Party A shall provide the function of the Self-service Loan business for Party B according to the conditions stipulated herein;

2. Party A shall keep confidential the financial, production and operation information of Party B, except as otherwise provided by laws and administrative regulations;

3. Party A shall not offer bribes to or request or accept bribes from Party B and its staff.

Article 13 Party B’s breach of contract and liability for breach

(I) Default

1. any circumstance as stipulated in Article 11 hereof

2. Where Party B violates any obligations stipulated herein, or Party B expressly indicates or indicates through its acts that it will not perform its contractual obligations;

3. Where Party B is forced or voluntarily closed;

4. Where Party B provides false materials or conceals important business or financial facts;

5. Where Party B refuses to accept Party A’s supervision and inspection over its use of credit funds and related business financial activities;

6. Where Party B has a large financial loss;

7. Where Party B uses the false contract with the related party to discount or pledge the debts such as notes receivable without actual trade background, aiming at defrauding funds or credits from Party A or other banks;

8. Where Party B intends to evade bank creditor’s rights through related party transactions or other means;

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9. Where Party B has been subjected to administrative sanctions or is being investigated by the relevant department and may be subject to administrative sanctions due to violation of laws and regulations in operation;

10. Where Party B is involved in such circumstances as division, consolidation, major merger, acquisition and restructuring, liquidation, reorganization, cancellation, bankruptcy and dissolution;

11. Where Party B changes the original purpose without the consent of Party A, misappropriates the loan funds or use the loan for illegal transactions;

12. Where Party B violates other similar contracts (including but not limited to credit granting contracts and guarantee contracts) signed with Party A or other third parties, or is involved in litigation or arbitration due to disputes arising from such contracts;

13. Where the controlling shareholder of Party B transfers the shares held by it in Party B; or where Party B’s controlling shareholder, actual controller, legal representative or senior management is involved in major events, including but not limited to that they have been subject to administrative or criminal sanctions or are investigating by relevant departments and may be subject to administrative or criminal sanctions due to violations of laws and regulations in operation, litigation or arbitration cases, serious deterioration of financial situation, and declaration of bankruptcy or dissolution;

14. Where the guarantor under the relevant guarantee contract breaches the contract, including but not limited to the false information provided by the guarantor on guarantee materials and formalities and the violation by the guarantor of the credit granting contract, guarantee contract or other similar contract signed by it with Party A or any other third party; or litigation or arbitration due to disputes arising from such contracts, forced or voluntary suspension of business, major business errors, having been subject to administrative or criminal sanctions or being investigating by relevant departments or may be subject to administrative or criminal sanctions due to illegal business operations, evading bank’s creditor’s rights, mergers, acquisitions and restructuring, and other circumstances that may weaken its ability to guarantee;

15. Where unfavorable changes occurred in the industry in which Party B is engaged, and Party A believes that such changes have harmed or may harm the realization of the creditor’s rights hereunder;

16. Where Party B has not fulfilled other debts due (including debts due to branches at all levels of Ping An Bank or other third parties), or transfers property at a low price or on a gratuitous basis, deducting third-party debts, or is lazy in exercising creditor’s rights or other rights;

17. Where Party B’s shareholders abuse the independent status of the corporate legal person and the shareholder’s limited liability to evade debts, and Party A believes that this may endanger the security of the creditor’s rights hereunder;

18. Where any preconditions for the use of the Limit of Self-service Loan stipulated herein are not continuously satisfied;

19. Other circumstances relating to Party B that have harmed or may harm the realization of the creditor’s rights hereunder.

(II) Liability for breach

Where Party B has any of the said breaches, Party B shall bear the liability for breach in accordance with the Contract, while Party A has the right to choose or/and use the following methods to investigate Party B’s liability for breach according to the specific circumstances:

1. Refusing Party B to continue to use the unused Limit of Self-service Loan and ceasing providing the function of Self-service Loan business to Party B;

2. Announcing that the outstanding principal and interest of the loan will mature immediately and Party B shall immediately return the principal and interest of the loan and related expenses;

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3. Corresponding adjustment or cancellation or terminating the Limit of Self-service Loan accordingly, or adjusting the validity period of the Limit of Self-service Loan;

4. Where Party B fails to use the loan fund according to the purpose stipulated herein, for the part subject to Party B’s misappropriation, an interest at the penalty interest rate of 100% according to the loan interest rate stipulated herein shall be charged from the date of misappropriation on the basis of the number of days of delay. For interest that cannot be paid on time, the compound interest rate shall be charged at the penalty interest rate; for the loan subject to overdue payment of interest and misappropriation, the penalty interest or compound interest will be charged for the one is larger;

5. Where the loan matures duly or matures in advance, and Party B fails to repay the principal and interest of the loan as agreed, Party A has the right to impose an interest at 50% penalty interest rate on the loan principal according to the loan interest rate stipulated in the Contract from the date of overdue at the actual number of overdue days, and also impose a compound interest at the penalty interest rate on the interest that cannot be paid on time;

Expenses (including announcement fee, service fee, appraisal fee, attorney fee, legal fee, travel expenses, assessment fee, auction fee, property preservation fee, compulsory execution fee, etc.) required by Party A to collect the loan principal and interest, which arise from the failure of Party B to repay the loan principal and interest at maturity, shall be borne by Party B.

6. If the payment for loan principal or interest is overdue for a period less than 90 days (including 90 days), the loan repayment order is: (1) fees; (2) interest (including penalty interest and compound interest); (3) principal. If the payment for loan principal or interest is overdue for a period more than 90 days, the loan repayment order is: (1) fees; (2) the principal; (3) interest (including penalty interest and compound interest).

7. Other remedies that Party A has the right to claim in accordance with the law and the Contract.

Article 14 Statement and undertakings of Party B

1. Party B is a company legally established, validly existing and has a good reputation in the jurisdiction under which it is established. It has all the corporate rights as well as government licensings and approvals to engage in its current business.

2. Party B has completed all the authorizations and approvals required to sign the Contract. Signing the Contract is the true declaration of intention of Party B and will not result in violation of its agreement or commitment with any third party. Party B did not violate any laws, regulations and rules concerning environmental protection, energy conservation, emission reduction and pollution reduction in the signing of the Contract, and undertakes to strictly abide by such laws, regulations and rules after signing the Contract.

3. Except for those in the notice send to Party A by Party A in writing before the signing of the Contract, Party B does not have any procedures, such as litigation, arbitration, enforcement, appeal, reconsideration, and other events or circumstances that may have a material adverse effect on the performance of the Contract.

4. Party B shall provide financial statements, information of all bank accounts and balances of deposits and loans and other relevant materials required by Party A within the time limit required by Party A and ensure that the documents and materials provided are true, complete and objective, without any false records, misleading statements or major omissions, and the financial statements shall be prepared in strict accordance with Chinese accounting standards.

Article 15 Miscellaneous

Article 16 Supplementary provisions

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1. ☐Both parties agree to enforce the notarization of the Contract

After the Contract has been subject to a notarization with enforcement effect handled by both parties, if Party B does not perform or does not fully perform the obligations stipulated in the Contract, Party A has the right to apply for an execution certificate from the original notary office, and apply to the competent people’s court (i.e., the people’s court at the domicile of the person subject to enforcement or the people’s court at the place where the property of the person subject to enforcement is located) by virtue of the original notarial certificate and the execution certificate for enforcement.

☐No enforcement of notarization shall be handled for the Contract

2. In addition to the Contract, the payment application, payment voucher and loan IOU for any single loan under the Limit of Self-service Loan formed in the course of handling business by both parties (including all kinds of information retained by Party A’s system), as well as all the notices send by Party A to Party B, form an integral part of the Contract and are binding on both parties.

3. Unless there is evidence to the contrary as determined by the people’s court, Party A’s internal accounting records and system records concerning the principal, interest, expenses and repayment records of the loan, and the documents and payment voucher incurred by Party B in the course of business handling issued or retained by Party A, as well as the records, vouchers and notices on collection and notes from banks, all constitute valid evidence to prove the creditor-debtor relationship between the parties; Party B undertakes to raise no objection.

4. Where Party B has any objection to the electronic loan IOU, business statements and other relevant documents provided by Party A (including by Party A’s system), it shall submit the objection with 10 days after the business occurs. Otherwise, Party B shall be deemed to fully approve the entire content.

5. After the agreement between the two parties, the Contract may be modified or rescinded, and the agreement to modify or rescind the Contract shall be made in writing.

6. During the existence of the Contract, Party A’s tolerance or extension for Party B’s any breach of contract or delay or Party A’s postponement in exercising its due rights hereunder shall not impair, influence or limit all rights due to Party A as stipulated by the Contract and relevant laws, and it shall not be regarded as Party A’s permission or recognition of any breach of this contract, nor shall it be deemed that Party A waives its right to take action against Party B’s existing or future breach of contract.

7. If the Contract becomes invalid in law or part of its terms is invalid for any reason, Party B shall still perform all repayment obligations. In the event of the above, Party A has the right to terminate the Contract and may immediately recover from Party B the principal and interest of the loan hereunder and other relevant funds.

8. Party B agrees and authorizes Party A to inquire Party B’s credit information from the Financial Credit Information Basic Database and other credit reference institutions whose establishment is approved by the credit reference industry regulatory department under the State Council during the credit business application period and business continuity period of Party B for the application of Party B’s credit business and the follow-up management. Party B agrees and authorizes Party A to, in accordance with the provisions of the Administrative Regulations on the Credit Reporting Industry, submit Party B’s enterprise information and credit information, including but not limited to credit loan information and information that negatively affects the credit status of the information subject, to the Financial Credit Information Basic Database and other credit reference institutions whose establishment is approved by the credit reference industry regulatory department under the State Council.

9. Please fill in the option box with “ “ for the option determined on a unified basis.✓

10. The disputes arising during the performance of the Contract by both parties shall be settled through negotiation between the parties; if the negotiation fails, the following Item (2) shall be applied:

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(1) Apply for arbitration to      in accordance with the arbitration rules then effective. The arbitral award is final and binding on both parties.

(2) File a lawsuit to the people’s court of the locality where Party A is located.

11. The Contract shall be governed by the laws of the People’s Republic of China.

12. The Contract shall become effective after it has been signed by both parties (it shall be signed or sealed by the authorized signatory and sealed with the official seal).

13. The original of the Contract is made in quintuplicate, with two for Party A and one each for Party B, ☐ the guarantor and ☐ the registration authority.

Party B hereby confirms that it has carefully reviewed and fully understood all the terms and conditions of the Contract, and signing the Contract is its true declaration of intention.

Party A (Seal):

Signature of person in charge or entrusted agent:

June 15, 2018

Ping An Bank Co., Ltd., Shanghai Branch Seal specific for contract on credit extension to legal person clients (seal)

/s/ Leng Peidong

Party B (Seal):

Signature of legal representative or authorized agent:

June 15, 2018

Shanghai Tong Gou Information Technology Co., Ltd.(seal)

/s/ Wang Wei

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Comprehensive Credit Line Contract

Comprehensive Credit Line Contract

Contract number: PINGAN BANK (SHANGHAI) Z No. A454201806140001

Party A (the granter of line of credit): Ping An Bank Co., Ltd., Shanghai Branch

Domicile (address): 1333 Lujiazui Ring Road, Pudong New Area, Shanghai

Legal representative (principal): Leng Peidong

Phone: ****

Party B (the applicant for line of credit): Shanghai Tong Gou Information Technology Co., Ltd.

Domicile (Address): Room 302, 3/F, 1000 Tianyaoqiao Road, Xuhui District, Shanghai

Legal representative: Wang Wei

Phone: ****

Party B applies to Party A for a comprehensive credit line, and the two parties hereby enter into this contract upon mutual agreement in accordance with the Contract Law and relevant laws and regulations.

Article 1 Line and Type of Credit

1.1 Party A agrees to extend the comprehensive credit line of (currency) RMB (in number) 4,200,000.00 (in words) four million and two hundred thousand only. Such credit line can be granted in multiple currencies. The currency exchange rate other than RMB is converted at the exchange rate quoted by Party A when each specific business actually occurs.

1.2 The length of maturity comprehensive credit line shall be item 2 below:

(1) From                     to                      .

(2) Twelve months ✓, as of the effective date of this contract.

Within the length of maturity, the credit line can be recycled, however, the total balance of various credit types within the line shall not exceed the sum of the comprehensive credit line. ✓ When the credit line expires, the unused part will automatically become invalid.

The length of maturity of credit line shall mean the specific credit extending period under the credit line (i.e. the determination period of the creditor’s right), of which the commencement date must be within the length of maturity while the specific termination date may be later than such length. The commencement date and closing date of any specific credit extension shall be subject to the provisions of the specific credit extension business contract.

1.3 The credit line shall be extended in the following ways but not limited to:

Loan, borrowing, bill acceptance and discount, overdraft, factoring, guarantee, loan commitment, establishment of a letter of credit, gold lease, derivative products, etc.

Among them, the basic types of derivatives include forwards, futures, swaps (swaptions) and options. Derivatives also include structured financial instruments with one or more characteristics of forwards, futures, swaps (swaptions) and options.

1.4 The specific types/extension method, amount, interest rate, rate and length of maturity under the credit line shall be subject to the single credit extension contract, loan IOU or other credit extension certificates.

1.5 Transfer under the credit line

Party B agrees to transfer this credit line to the following third party for use (i.e., the following subject may also use this line of credit), and shall be jointly and severally liable for all principals, interests, penalty interests and compound interests of the debts (including contingent debts) incurred by the following subject under this line, expenses for realizing the creditor’s right (including but not limited to litigation fees, lawyers’ fees, notarization fees, execution fees, etc.), and other losses and expenses caused to Party A by the debtor’s default. The guarantee period shall start from the effective date of the specific credit extension contract until two years after the expiration of the debt performance period stipulated in the specific credit extension contract (including the early maturity of the debt).

Specific target and amount of credit transfer:

☐	(transferee), amount: (equivalent)	(currency) (in words)	;
☐	(transferee), amount: (equivalent)	(currency) (in words)	;
☐	(transferee), amount: (equivalent)	(currency) (in words)	;
☐

Article 2 Use of Credit Line

2.1 The signing of this contract by both parties does not constitute Party A’s credit extension commitment to Party B. Party B shall submit a written application to Party A in a case-by-case basis for the specific credit extension business under the credit line. Party A shall have the right to independently decide whether or not to issue the credit line to Party B. If Party A agrees to issue any single credit extension after examination, the parties shall sign a separate single credit extension contract according to the nature of business.

2.2 Conditions precedent for the use of credit line:

(1) Party B has completed government licensing, approval, registration and delivery and other legal procedures (if any) with respect to the credit extension hereunder in accordance with relevant laws and regulations;

(2) The relevant guarantee contract has been in force (if any);

(3) Party B has paid all the fees related to this contract (if any);

(4) Party B has met the credit extension conditions stipulated herein;

(5) There are no adverse changes in the operation and financial status of Party B and the guarantor (if any);

(6) The repayment willingness of Party B and the guarantee willingness of the guarantor (if any) have not changed;

(7) Party B has not violated any provisions hereof.

2.3 Party A has the right to adjust the amount of credit line according to the exchange rate or require Party B to provide additional guarantee.

2.4 Party A shall have the right to supervise the use of credit line and the purpose of credit funds, and Party B shall offer cooperation.

2.5 Before or during the use of the credit line, if Party A is unable to let Party B to use such line due to the change of national macro-control policies, the requirements of Party A’s regulatory department on Party A to control the credit scale or credit direction, or other reasons not attributable to Party A, it has the right to suspend or terminate the use of this line and terminate this contract, and Party B has no objection to this.

Article 3 Repayment

3.1 Party B shall open an account with Party A and deposit the payable amount into the account before the agreed repayment date.

3.2 Party B shall fulfill the debt on schedule upon expiration of each credit extension within the credit line. Or otherwise it will be treated as overdue credit or disbursement.

3.3. Party B hereby irrevocably authorizes Party A to deduct the principal and interest of credit extension and related fees which are due within the credit line from any account opened by Party B in any establishment of Ping An Bank.

Article 4 Party B’s Statements and Undertakings

4.1 Party B is a legally incorporated, validly existing company with good reputation in the jurisdiction where it is located and has all corporate rights and government permission and approval to engage in the business it is engaged in.

4.2 Party B has completed all the authorization and examination and approval required to sign this contract. The signing of this contract is the true intention of Party B and will not result in the violation of the agreement or commitment it has signed with any third party. Party B did not violate any laws, regulations and rules concerning environmental protection, energy conservation, emission reduction and pollution reduction in the signing of the Contract, and undertakes to strictly abide by such laws, regulations and rules after signing the Contract.

4.3 Except for the written notice given to Party A before signing this contract, Party B shall not have any litigations, arbitrations, executions, appeals, reconsiderations and other procedures or other events or circumstances that may have a material adverse impact on the performance hereof.

4.4 Party B shall, within the time limit required by Party A, provide the financial statements, all bank accounts and the balance of deposits and loans as well as other relevant information required by Party A, and ensure that the documents and materials provided are true, complete and objective, and contain no false records, misleading statements or major omissions, and that the financial statements are prepared in strict accordance with Chinese accounting standards.

Article 5 Party B’s Rights and Obligations

5.1 If Party B opens an account with Party A, it shall have priority in handling deposit, settlement and other services with Party A.

5.2 If Party B is a group customer, it shall submit a written report to Party A within ten days after the occurrence of the affiliated transaction with a net asset of more than 10%, which shall include the relationship between the trading parties, the transaction items and the nature of the transaction, the transaction amount or corresponding proportion, and the pricing policy (including the transaction with no amount or only token amount).

Group customers refer to enterprises and institutions that:

(1) directly or indirectly control or are controlled by other enterprises or institutions in equity or operation;

(2) are jointly controlled by third party enterprises or institutions;

(3) are controlled directly or indirectly by major investors, key managers or close family members (including direct kinship up to three generations and collateral kinship up to two generations);

(4) have associated relationships, and, of which assets and profits may not be transferred in accordance with the principle of fair price, are therefore regarded as group customers for credit management.

5.3 In case of any of the following circumstances, Party B shall notify Party A in writing thirty days in advance. If Party A considers that the performance hereof may have a significant impact, Party B shall obtain Party A’s written consent before proceeding:

(1) Major changes have taken place in management system, equity structure, form of property right organization and main business, including but not limited to implementing contracting, leasing management, joint operation, shareholding reform, consolidation (merger) and acquisition, joint venture (cooperation), division, establishment of subsidiaries, custody (takeover), enterprise sale, transfer of property rights, reduction of capital, etc.;

(2) Important assets of which value exceeds 10% of net assets are sold, donated, lent, transferred, mortgaged (pledged) or otherwise disposed of;

(3) Dividends exceed 30% of the year’s after-tax net profits or 20% of the total undistributed profits;

(4) Foreign investments newly added after the credit line comes into effect account for more than 20% of the net assets;

(5) Debt terms with other banks are changed to prepay other long-term obligations;

(6) Debts owed to Party B’s shareholders are repaid;

(7) Application for credit extension from other banks, provision of guarantee to third parties, or reduction or mitigation of third-party debts, involving the amount of debts exceeding 20% of the net assets.

5.4 Party B shall notify Party A in writing within seven working days upon the occurrence or possible occurrence of the following matters, and Party A shall have the right to decide whether to require Party B to provide additional guarantee or directly recover all the loans according to the specific circumstances of the matters:

(1) The business and financial conditions of Party B or the guarantor deteriorates, or major financial losses, asset losses (including but not limited to the asset losses arising from its external guarantee) or other financial crisis occur to Party B or the guarantor;

(2) Party B is subject to administrative penalties, criminal sanctions or major legal disputes due to its illegal operation;

(3) Party B, its shareholders or actual controllers, legal representatives or main management personnel of the guarantor are involved in major cases or major assets of the same are subject to compulsory measures such as property preservation or administrative penalties or criminal sanctions, or other events that have prevented them from performing their duties properly have occurred;

(4) Party B or the guarantor provides a guarantee to a third party, which has a material adverse impact on its financial situation or ability to perform its obligations hereunder;

(5) Party B or the guarantor is subject to division, consolidation, major merger, acquisition and reorganization, major assets disposal, capital reduction, shutdown, suspension of business for rectification, liquidation, restructuring, cancellation, dissolution, bankruptcy or revocation of business license, etc.;

(6) The value of the collateral is obviously reduced, lost or disputed in ownership, or it is sealed, detained, frozen, deducted, retained or auctioned;

(7) Other major events or breach events that can affect the business activities of Party B, guarantor and the loan security of Party A.

5.5 If Party B changes its domicile, mailing address, contact number, business scope, legal representative and other matters, it shall notify Party A in writing within seven working days after the change. If Party B fails to perform the above notification obligations, Party A shall be deemed to have delivered the relevant notices and documents (including but not limited to the notices and documents of both parties during the performance of the contract, relevant materials and documents relating to arbitration or litigation in the course of arbitration or litigation, and relevant materials and documents during the execution of the case) according to the original address and mailing address.

5.6 Party B shall maintain a reasonable financial ratio during the period of use of the credit line.

☐ The financial indicators within the period of use meet the following standards:

☐ 5.7 Party B agrees to abide by the following provisions if it transacts the “Yidaitong” business:

(1) Party B shall open a settlement account with Party A, among which, for three types of pledge loans of export tax refund account, warehouse receipt, accounts receivable, Party B shall open a collection account with Party A and authorize Party A to directly deduct the funds in the collection account to repay this credit.

(2) After the loan is issued, Party B shall open and use the enterprise e-bank products in Party A.

(3) Party B undertakes to give priority to Party A in undertaking new mortgage and pledge financing.

Article 6 Rights and Obligations of Party A

6.1 If the credit line is more than one year (excluded), Party A shall have the right to evaluate the operation financial status and specific project progress of Party B and the guarantor (if any) according to the credit extension conditions stipulated herein from the second year after the line comes into effect, and adjust the credit amount, length of maturity and interest rate according to the evaluation results.

If there is any collateral (pledge), Party A shall have the right to request an appraisal agency recognized by Party A to evaluate the value of the collateral (pledge) annually. If the value of collateral (pledge) has decreased significantly and is not enough to guarantee the principal contract debt, Party A shall have the right to require Party B to return part of the loan or provide other guarantee measures approved by Party A.

6.2 Party A has the right to request Party B to provide information related to the credit line, enter Party B’s business premises, to investigate, review and check the use of credit line and Party B’s assets, financial status and business situation, for which Party B shall offer cooperation, and to supervise Party B’s use of the loan for the purposes agreed herein.

6.3 Party A shall keep confidential the information provided by Party B, unless otherwise stipulated by laws, regulations or regulatory authorities or otherwise agreed by both parties or the information provided by Party B does not constitute confidential information.

Article 7 Liability for Breach

7.1 Any of the following events shall constitute an event of default in this article:

(1) Interest arrears, overdue payment, disbursement or failure to use credit extension funds for the purposes agreed by both parties;

(2) Party B’s violation of any representations, warranties and commitments made by it;

(3) Party B’s violation of any of its obligations under this contract;

(4) Party B’s concealment of important information that is true;

(5) Party B or the guarantor evades or cancels the creditor’s rights of the bank through affiliated transactions or other means;

(6) Party B or the guarantor is negligent in managing and pursuing the due claims, or disposes of its main property and other assets without compensation, at an unreasonably low price or in other inappropriate ways, or otherwise evade its debts;

(7) Party B makes use of any false contracts and arrangements with any third party, including but not limited to discounting or pledging claims such as notes receivable with no real trade background to obtain funds or credit from Party A or other banks;

(8) Party B or guarantor violates other contracts (including but not limited to credit extension contracts, loan contracts and guarantee contracts) signed with Party A or other banks or any debt securities issued by them;

(9) The guarantor of Party B violates the provisions of the guarantee contract (including but not limited to guarantee contract, mortgage contract and pledge contract) or causes any event of default under the guarantee contract, or the guarantee contract is not effective, invalid or canceled. The value of the collateral is obviously reduced, lost, disputed in ownership, or it is sealed, detained, frozen, deducted, retained or auctioned;

(10) Any of the matters set forth in Articles 5.3 and 5.4 actually occur and Party A believes that it will affect the security of its creditor’s rights.

(11) The operation period of Party B or the guarantor expires within the length of maturity of this credit line, and no extension procedures have been completed.

7.2 In case of any breach of contract, Party A shall have the right to take the following measures:

(1) To adjust, cancel or terminate the comprehensive credit line under this contract, or adjust the term and amount of the credit line;

(2) To announce the immediate expiration of all or part of the credit granted under this credit line and require Party B to immediately repay part or all of the principal, interest and expenses of the credit extension, and from the date of the occurrence of the breach, collect the penalty interest at the penalty interest rate for all the credit principal issued by it until Party B pays off all the credit principal. The expenses shall include but not limited to the attorney’s fees, legal fees, arbitration fees, travel expenses, announcement fees, delivery fees, execution fees, transfer fees and other expenses paid by Party A to realize the creditor’s rights;

(3) To require Party B to deposit a margin in full to cover the outstanding acceptance, guarantee, letter of credit and other credit extension services;

(4) To require Party B to provide new guarantee measures approved by Party A;

(5) To directly deduct from the account of Party B and the guarantor to pay off all debts of Party B hereunder and under specific business contracts (including debts required to be paid off in advance by Party A) without prior consent of Party B;

(6) To exercise the guarantee right and require the guarantor to perform the guarantee liabilities or realize the creditor’s right by disposing of the collaterals and/or pledge;

(7) If Party A claims the right of subrogation from Party B’s debtor according to law, or requests the court to revoke Party B’s waiver of its creditor’s rights due to it or transfer the property without compensation or at an obviously unreasonable low price, Party B shall provide all necessary cooperation and assistance as required by Party A, and all expenses incurred by Party A shall be borne by Party B.

(8) To take other relief measures as stipulated by laws, regulations and contracts.

Article VIII Miscellaneous

(I) The accounts receivable between Party B and the designated buyer shall not be pledged again to any third party other than Party A.

(II) The sole account of payment collection between Party B and the designated buyer shall only be the agreed account of Party A. The enterprise that uses the funds authorizes Party A to inquire and collect its tax invoice information at any time during the business duration, and to directly deduct the funds from the special account for the collection of funds to repay Party A for financing or fill in the credit exposure, or otherwise Party A has the right to recover the loan in advance.

(III) Party B shall undertake to change the specified buyer’s payment collection account to the designated account of Party A within three months, and shall transfer the money paid to other bank accounts by the designated buyer to the designated account of Party A within three days before the account is changed, or otherwise Party A has the right to recover the loan in advance.

(IV) Party A has the right to conduct dynamic monitoring of the account opened by Party B with Party A, and, if any abnormal situation is found in the credit extension business, to take measures including but not limited to freezing, stopping payment and canceling value-added services such as online banking.

Article IX Supplementary Provisions

9.1 ☐ Both parties agree to perform compulsory notarization of this contract

After the Contract has been subject to a notarization with enforcement effect handled by both parties, if Party B does not perform or does not fully perform the obligations stipulated in the Contract, Party A has the right to apply for an execution certificate from the original notary office, and apply to the competent people’s court (i.e., the people’s court at the domicile of the person subject to enforcement or the people’s court at the place where the property of the person subject to enforcement is located) by virtue of the original notarial certificate and the execution certificate for enforcement.

✓This contract is not subject to compulsory notarization

9.2 Applications for single credit extension, credit extension contracts, loan IOUs, credit extension certificates relating to this contract and other relevant documents and materials confirmed by both parties, and the letters of commitment, declarations and other documents unilaterally issued by Party B to Party A shall be an integral part of this contract with the same legal effect.

9.3 Party B agrees and authorizes Party A to inquire Party B’s credit information from the basic database of financial credit information and other credit investigation agencies established according to law during the application stage of Party B’s credit business and during the existence of Party B’s credit business, for purpose of Party B’s credit business application and follow-up management. Party B agrees and authorizes Party A to submit Party B’s enterprise information and credit information, including but not limited to credit information and other information that negatively affects the credit status of information subject, to the basic database of financial credit information and other legally established credit investigation agencies in accordance with the Regulations on the Administration of the Credit Reporting Industry.

9.4 All the determined options shall be determined by marking ✓ in the option box.

9.5 Any dispute arising from the performance of this contract shall be settled by both parties through negotiation. If no agreement can be reached through consultation, the settlement shall be made in accordance with item (2) below:

(1) Apply to    for arbitration in accordance with the arbitration rules in force of the Commission at the time of application. The arbitral award is final and binding on both parties.

(2) File a lawsuit to the people’s court of the locality where Party A is located.

(3) To file a lawsuit to the People’s Court                .

9.6 This contract shall be governed by the laws of the People’s Republic of China.

9.7 This contract shall come into force after it is signed by both parties (signed by the authorized signatory or affixed with seal, together with official seal).

If Party B fails to use the credit line within three months from the effective date of this contract, Party A shall have the right to unilaterally terminate this contract.

9.8 This contract is made in quintuplicate, with Party A holding two and Party B’s ✓ debtors ☐ and registration authority holding one respectively.

Party B hereby declares that it fully understands the terms of this contract (especially those in boldface) and the relevant terms of the guarantee contract and other relevant documents, and have obtained independent legal advice in this regard (if necessary).

Party A(seal):

Legal representative (principal) or authorized agent (signature):

Signed on: June 15, 2018

Seal specific for contract on credit extension to legal person clients—Ping An Bank Co., Ltd., Shanghai Branch (seal)

/s/

Party B (seal):

Signature of legal representative or entrusted agent:

Signed on: June 15, 2018

Shanghai Tong Gou Information Technology Co., Ltd. (seal)

/s/ Wang Wei

Supplementary Agreement to the Contract of Comprehensive Credit Line

(Applicable under the orange financing business)

Party A: Ping An Bank Co., Ltd., Shanghai Branch

Address: 1333 Lujiazui Ring Road, Shanghai

Phone: **** Fax:

Pincipal: Leng Peidong    Position:

Party B: Shanghai Tong Gou Information Technology Co., Ltd.

Address: Room 302, 3rd Floor, 1000 Tianyaoqiao Road, Shanghai

Phone:                             Fax:

Legal representative: Wang Wei     Postal code:

This supplementary agreement is hereby entered into by and between the parties through consultation, in accordance with the provisions of Contract of Comprehensive Credit Line (No.: PINGAN BANK (SHANGHAI) Z No. A454201806140001) between the parties, and subject to relevant national laws and regulations.

Article 1 If Party B applies to Party A for online financing business through the electronic channels provided by Party A, the parties agree to perform their obligations in accordance with the provisions of this supplementary agreement.

(1) The “Chengyi Financing Platform” referred to herein shall mean an electronic financial service system developed and implemented by Ping An Bank designed to provide online services to all relevant participants in the financing business, with a view to providing customers with more efficient and convenient financing, settlement, fund management, risk management, information services and other comprehensive financial products and services, and maximizing the realization of high transparency and sharing and business flow, logistics, capital flow, information flow and other information, through the integration of the system with the bank’s internal credit management system, accounting treatment system, accounting system and other interacted systems, as well as the coordination and sharing of data information with the relevant business partners. Also referred to herein as “Party A’s Platform”.

Subject to the different business processes and operating rules set by Party A for different financial products and services, Party B can undertake various business operations by electronic signature through Party A’s electronic channels such as orangebank \ Online Banking, including the submission, signing, confirmation and modification of various business applications (such as loan application, acceptance application, pledge application, repayment application, collateral replacement/disposal, guarantee cancellation application and various information service application) and other relevant legal documents corresponding to relevant financial products and services through Party A’s Platform, and inquiry, statistics, early warning of business application or treatment statuses using specific functions of Party A’s Platform.

(2) The term “Online Financing Business” herein refers to financial products and services that all or part of the service functions corresponding to all or part of business processes and operating steps are successfully realized through Party A’s Platform. Including but not limited to: loan, loan with customized line of credit, acceptance, discount, letter of credit, letter of guarantee and other basic financing products; inventory pledge and other financing by assets mortgage and pledge, factoring and other accounts receivable financing, advance payment financing by invoicing/payment before shipping and other supply chain financing business; all kinds of settlement and information value-added services.

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Article 2 Both parties hereby confirm that, before applying for the Online Financing Business, Party B shall have signed an Agreement on Use of Ping An Bank Chengyi Financing Platform (hereinafter referred to as the “Agreement on Use of Platform”) with Party A and ensure the continued validity thereof.

The parties undertake to complete the legal effect of various transactions and electronic order exchange in the form of electronic signature through Party A’s Platform respectively: they acknowledge the manner to submit, confirm or sign any legal documents electronically through Party A’s Platform and the legal effect thereof, and undertake to follow the Digital Signature Law of the People’s Republic of China and other relevant national laws and regulations and departmental regulations, the relevant provisions and standards of national information security level protection, and Internet technical specifications and security specifications formulated by the state.

Article 3 When Party B applies for the loan and acceptance business under the Online Financing Business stipulated in this supplementary agreement, Party A and Party B agree to abide by the “agreement on loan business”, “agreement on the draft acceptance” and other relevant provisions herein.

(1) The parties agree that Party B shall transact the loan and acceptance business under the Online Financing Business through Party A’s Platform by submitting the loan application and acceptance application to Party A through the platform, instead of separately signing a single loan contract or contract on draft acceptance, and that Party A will also review and confirm the applications through the platform.

The parties hereby specify that Party A reserves the right to request Party B not to issue a single business application and sign a specific credit extension contract according to the specific business development conditions, and Party A warrants that Party B’s principal debts hereunder and under any other relevant credit extension contract will not be increased due to the signing form thereof.

(2) When Party B deals with specific credit extension businesses such as note discount, overdraft, factoring and issuing of letter of credit under the Contract of Comprehensive Credit Line, it shall still sign a separate master contract for single credit extension business as required by Party A, or otherwise Party A will be entitled to refuse the credit extension application from Party B.

(3) Party B shall also sign a paper capital payment and acceptance contract as required by Party A when dealing with loan and acceptance business not through Party A’s Platform, or otherwise Party A shall be entitled to refuse the credit extension application from Party B, unless otherwise agreed by both parties.

(4) Party A has the right to adjust the signing form of the contracts / business application forms and other legal documents of Party B to apply for handling credit extension business under the Contract of Comprehensive Credit Line, and Party B promises not to raise any objections and is willing to cooperate unconditionally.

(5) Within the effective period of the line stipulated in the Contract of Comprehensive Credit Line, if Party B electronically signs the business application forms and other relevant legal documents hereunder with its orangebank / Online Banking customer name, customer certificate and password when applying for online financing business, and submits the business application to Party A through the electronic channels provided by Party A (including but not limited to the use of Internet information technology, any electronic service platform or system provided by Party A), such business application, once confirmed by Party A, shall have the legal effect as provided by currently effective laws of the People’s Republic of China, and binding on both parties.

If Party B applies to Party A for business in the foregoing way, it undertakes that it has signed the user service agreement of orangebank and other electronic channels with Party A or otherwise required by Party A, and officially opened the service functions of orangebank and other relevant electronic channels.

(6) Party A and Party B hereby confirm that the parties acknowledge the manner to submit, confirm or sign any legal documents electronically and the legal effect thereof. And the parties undertake to follow the Digital Signature Law of the People’s Republic of China and other relevant national laws and regulations and departmental regulations, the relevant provisions and standards of national information security level protection, and Internet technical specifications and security specifications formulated by the state.

Article 4 Agreement on Loan Business

(1) Party B shall submit any loan application to Party A through Party A’s platform when applying to Party A for a single loan business under online financing business as agreed in this supplementary agreement (see Appendix 1 for reference). The application confirmed by Party A is an integral part of the Contract of Comprehensive Credit Line and the appendixes hereto, and shall be legally binding on both parties.

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(2) If Party A requires Party B to provide full amount of guarantee (including but not limited to third party guarantee, property mortgage and pledge provided by Party B or any third party) before Party A extends the loan to Party B, Party B shall provide guarantee in line with Party A’s requirements and ensure the continuous validity of the guarantee. Both parties shall sign corresponding guarantee contracts and complete guarantee procedures, or otherwise Party A shall have the right to refuse to extend the loan.

(3) When applying for loan business from Party A, Party B shall submit a loan application to Party A, specifying the loan amount, length of maturity, interest rate, date of loan issuance and other loan elements, and such loan application shall be subject to the approval of Party A.

The parties hereby confirm that, in the event of any discrepancy between any of the above elements involved in any loan hereunder and the actual loan issued by Party A to Party B and the elements recorded in the final Loan IOU, the actual system records of Party A shall prevail. Both parties undertake not to raise any objections, nor refuse to assume the agreed obligations on such basis.

(4) Party B shall pay the margin (if any) in the proportion and amount agreed by both parties, prior to actual extension of the loan to Party B, with the specific amount, proportion and interest rate applicable to the margin subject to the records in each loan application submitted by Party B and verified by Party A. Where they are not specified in the loan application, Party A’s actual requirements shall prevail.

Any additional margin added by Party B in the course of business handling shall be deemed to be an automatic modification of the relevant margin provisions hereof without the further confirmation by both parties.

(5) In case of no special agreement, the loan under the single loan application will be issued by Party A to Party B at one time.

(6) Loan interest rate

1. Except as provided in paragraph 5 below, the loan interest rate for any single loan hereunder shall be determined according to the following criteria, and the interest rate of the first installment of each loan shall be subject to the record of the loan IOU printed by the platform (“ ✓” in the option):

☐ The benchmark interest rate of the People’s Bank of China for loans of the same grade on the date of loan issuance ☐ increased by/☐ decreased by    %.

☐ The benchmark interest rate of the People’s Bank of China for the same grade loan on the loan issuance date☐+/☐-    % (floating point).

☐ The benchmark interest rate of the People’s Bank of China for loans of the same grade on the date of loan issuance.

☐ ☐ LIBOR ☐ HIBOR on the date of loan issuance ☐+/☐-(base point) (only applicable to foreign exchange loans).

☐ The benchmark interest rate of LPR loans of the same grade on the date of loan issuance ☐ increased by/☐ decreased by    %.

☐ The benchmark interest rate of LPR loans of the same grade on the date of loan issuance ☐+/☐-    (floating point).

☐ The benchmark interest rate of LPR loans of the same grade on the date of loan issuance.

2. The adjustment method for the loan interest rate under the Contract is (please fill in the option box with “✓”):

☐ Floating by                 (month/quarter/half a year/year). The adjustment day of interest rate shall be                below:

①                (on a monthly/quarterly/semiannual/annual basis) The date corresponding to the date of the loan issuance. If there is no corresponding date, it shall be the end of the corresponding month.

② January 1st of each year.

☐ A fixed interest rate will be applied regarding the Contract during the loan term.

Where the loan interest rate fluctuates, the interest will be charged at the adjusted interest rate from the date of interest rate adjustment. However, in case of repayment in installments (including equal repayment on schedule and decreasing repayment on schedule), the interest will still be charged at the interest rate before adjustment for the period in which the interest rate is adjusted, and the interest rate will be charged at the adjusted interest rate from the next period.

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3. If the benchmark interest rate is adjusted for more than one times, Party A shall adjust the latest benchmark interest rate accordingly. If the People’s Bank of China adjusts the floating range of the benchmark interest rate, causing the agreed lending rate to be lower than the lower limit of the interest rate stipulated by the People’s Bank of China, the interest rate of the loan hereunder shall be adjusted to such lower limit of the interest rate. Where the People’s Bank of China no longer publishes the benchmark interest rate, the loan interest rate under the Contract will be adjusted to the industrial recognized loan interest rate or usual same-grade loan interest rate over the same period, unless otherwise agreed by the parties.

4. If the state changes the method of interest rate determination, adjustment and interest calculation, the relevant provisions of the state shall apply.

5. Party A will not further notify Party B of the above interest rate adjustment.

6. If the loan interest rate applicable to any single loan hereunder is inconsistent with that recorded in each loan application submitted by Party B and confirmed by Party A, the latter shall prevail.

Prior to the issuance of any single loan, Party A shall have the right to negotiate with Party B the specific applicable loan interest rate as the case may be. If both parties fail to reach an agreement, Party A shall have the right to refuse to extend the loan. For a specific single loan business, if the loan interest rate agreed by both parties is inconsistent with the standards and rules agreed in paragraphs (1) to (4) above, the agreed interest rate shall prevail.

(7) Calculation and settlement of loan interest

1. Calculation of loan interest

The interest shall be calculated according to the actual amount of the loan and the actual length of maturity as of the date when the loan is actually issued. The interest rate on the loan hereunder is calculated on a daily basis. The daily interest rate in Pound Sterling and Hong Kong dollars = annual rate /365 and the daily interest rate in other currencies = annual rate /360.

2. Settlement of loan interest

Both parties agree to settle the interest on the 20th of each month. Party B shall make the payment of interest by ☐ month ☐ quarter ☐ year ☐ others. The loan maturity date is the last interest settlement date, and the interest should be fully paid upon the repayment of the principal.

(1) The interest is paid monthly, and the date of settlement is the 20th day of each month.

(2) The interest is paid quarterly. The first interest settlement date is the first 20th day after the date of issue of the loan. Interest is paid every three months from the first interest settlement date.

(3) The interest is paid annually. The first interest settlement date is the first 20th day after the date of issue of the loan. Interest is paid every twelve months from the first interest settlement date.

(4) Interest paid in other ways,                    .

If the interest settlement method applicable to any single loan hereunder is otherwise clearly specified in the loan application confirmed by Party A, the latter shall prevail.

3. Party B shall deposit the interest payable into the designated account before each interest settlement date, and Party B authorizes Party A to deduct directly from any account opened by Party B in Party A’s banking system. If Party B is unable to pay interest on time and in full, a compound interest shall be charged at the penalty interest rate stipulated in the Appendix from the next day of expiration.

(8) Issuance and payment of loan

1. Party A shall have the right to review the following matters before issuing the loan and decide whether to issue the loan or not based on the review results:

(1) Whether or not Party B has completed government licensing, approval, registration and delivery and other legal procedures (if any) with respect to the loan hereunder in accordance with relevant laws and regulations;

(2) Whether or not the relevant guarantee contract is in force (if any);

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(3) Whether or not Party B has paid all the fees related to this contract (if any);

(4) Whether or not Party B meets the loan conditions stipulated herein;

(5) Whether or not there are any adverse changes in the operation and financial status of Party B and the guarantor (if any);

(6) Whether or not the repayment willingness of Party B and the guarantee willingness of the guarantor (if any) have changed;

(7) Whether or not Party B violates any provisions hereof.

2. In the process of loan payment, if Party A finds that Party B’s credit status is declining or its main business profitability is not strong, or abnormal use of loan funds occurs, it has the right to change the payment method of the loan or cease the issuance and payment of the loan funds.

3. Prior to the issuance of the loan, if Party A is unable to issue the loan hereunder due to the change of national macro-control policies, the requirements of Party A’s regulatory department on Party A to control the credit scale or credit direction, or other reasons not attributable to Party A, it has the right to cease the issuance or terminate this contract, and Party B has no objection to this.

4. The disbursement of any single loan shall meet all regulatory requirements, and the loan funds are generally paid in the following three ways:

(1) Full loan entrustment payment, meaning that Party A shall pay the loan funds through Party B’s account to Party B’s counterparties meeting the agreed purpose according to the loan application and payment entrustment of Party B.

(2) Partial loan entrustment payment, meaning that, if the payment object is clear and the single payment amount is more than a certain amount, Party A shall, according to Party B’s application and payment entrustment, pay the loan funds through Party B’s account to Party B’s counterparties meeting the agreed purposes. The rest of the loan funds shall be paid by Party B independently, that is, Party A shall release the loan funds to Party B’s account according to Party B’s application, and Party B shall pay the same to Party B’s counterparties meeting the agreed purposes.

(3) Full independent payment, meaning that Party A shall transfer the loan funds to Party B’s account according to the application of Party B, and Party B shall pay the loan funds to Party B’s counterparties meeting the agreed purpose on its own.

5. Both parties agree on the payment management of loan funds in accordance with the following provisions

(1) Where, it is clearly stipulated in other relevant business agreements signed by both parties that any loan funds granted by Party A to Party B shall be transferred to Party B’s counterparties, both parties agree to transfer the payment of the loan funds in accordance with “full loan entrustment payment”;

(2) If there is no other agreement, Party B agrees that, when the single payment amount reaches more than RMB                (included), the payment amount must be paid directly to Party B’s counterparties in the form of “full loan entrustment payment”;

(3) If any single loan application confirmed by Party A contains other specific provisions on the payment method of loan funds, the provisions in the loan application shall prevail;

(4) If the entrustment payment method is adopted, Party B may ask Party A to pay the loan funds only if the following payment conditions are met:

① Party B has submitted the payment application form and corresponding business contract and other supporting materials as required by Party A, and the transaction object and payment amount listed in the payment application form are consistent with the supporting materials;

② The application for payment conforms to the loan purpose stipulated herein;

③ Party B authorizes Party A to pay the loan funds to any specific transaction object;

Party A has the right to review whether the information on the payment object, payment amount and other information listed in the payment application provided by Party B is consistent with the corresponding business contract and other evidentiary materials, and has the right to reject the payment application that does not meet the loan purpose as stipulated herein.

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(5) If the independent payment method is adopted, Party B shall give a monthly written summary of the loan fund payment to Party A after the loan is issued, providing the transaction object, payment amount and other information as required by Party A and relevant business contract and other supporting materials as required by Party A.

Party A has the right to verify whether the payment of the loan funds meets the agreed purpose through account analysis, voucher inspection, on-site investigation and other methods, and Party B shall cooperate.

6. Change of Payment Method and Triggering Condition of Changes

In case of any of the following circumstances, Party A shall have the right to adjust the entrusted payment standard or change the payment method to full entrustment loan payment:

(1) In case of independent payment, Party B fails to make a regular summary of the loan fund payment to Party A as agreed, or refuses to cooperate with Party A to check whether the loan payment conforms to the agreed purpose through account analysis, voucher inspection or on-site investigation or otherwise;

(2) Party B evades the entrustment payment of Party A by breaking up the whole into parts, in violation of the provisions of this contract;

(3) Party B’s credit status decreases or its main business profitability is not satisfying;

(4) Abnormal use of loan funds;

(5) Regulatory authorities adjust the entrustment payment standard.

7. Account Management

Through negotiation, Party B agrees to open the following account with Party A for Party A’s monitoring:

(1) Party B agrees to open a loan issuing account with Party A as required by Party A, with the account name of                and account number of                . The issuance and withdrawal of loan funds shall be handled through this account. Party A has the right to dynamically monitor the account. When an abnormal situation is found, Party A has the right to take measures including but not limited to freezing and stopping of payment.

2. Party B agrees to open an account for fund return at Party A as required by Party A (fill in the “☐” with “✓”).

☐ The fund withdrawal account shall be the same as the loan issuance account in item 1

☐ The fund withdrawal account shall have the account name of                and account number of                .

The withdrawal of funds from the account shall comply with the following provisions:

In the event that Party B fails to repay the loan owed to Party A in time, Party A shall have the right to deduct funds from the fund withdrawal account opened by Party B at Party A and from other accounts opened by Party B with Party A and its subsidiaries to repay the principal and interest of the loan.

(3) Party B agrees that Party A has the right to collect the loan in advance depending on Party B’s fund withdrawal.

(4) In case of any discrepancy between the loan issuing account mentioned above and the record in the single loan application, the record in the loan application shall prevail. Party B undertakes not to raise any objections on the basis of the inconsistency between the loan issuance account and/or the receiving account under the single loan amount provided that Party A has actually extended the loan to Party B, and that the actual debt-creditor relationship between the two parties will not be affected in any way.

(9) Repayment of loan

1. Party B shall repay all principal and interest of the loan on the maturity date, and if the repayment is unable to be made as scheduled, it shall notify Party A at least one month in advance and negotiate with Party A on the repayment.

2. Party B shall repay the principal and interest of the loan in accordance with the repayment method specified in item                below:

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(1) Repayment of principal by installments:

☐ Repayment by ☐month ☐quarter ☐year. The amount of principal payable for each installment shall be subject to the record on Party A’s Platform.

☐ Others                                                             .

(2) One-time repayment of principal at maturity.

3. The principal repayment date shall be the interest settlement date of each month from the month when the loan is issued, in case of principal repayment on a monthly basis, or the interest settlement date every three months after the loan is made, in case of principal repayment on a quarterly basis, or the interest settlement date every twelve months after the loan is made, in case of principal repayment on an annual basis.

4. Party B shall open an account with Party A and deposit the payable amount into the account before the agreed repayment date.

5. Party B shall repay the principal and interest of the loan hereunder in full and on time. If any of the installments fails to be paid in full and on time, Party A shall have the right to require Party B to repay all the loans, and to calculate and collect penalty interest on all overdue loans as of the overdue date.

6. Party B hereby irrevocably authorizes Party A to deduct all the loan principal and interest due or due in advance from the account opened by Party B in Ping An Bank.

7. If Party B needs to make repayment in advance, it shall submit a written application to Party A thirty days in advance for Party A’s written consent. The written application for prepayment shall be irrevocable upon the written consent of Party A.

☐ If Party B makes repayment in advance, it shall pay compensation to Party A. Such compensation shall be paid by Party B to Party A, together with the prepayment principal and the interest payable. The compensation shall be calculated as the amount of prepayment * the number of days in advance * the agreed interest rate herein. The compensation amount shall be calculate and collected by half according to actual number of days in advance, in case of less than thirty days, or be calculated and collected by thirty days in case of more than thirty days.

(10) Party B shall truthfully provide the documents and materials required by Party A, together with all bank accounts and the balance of margins and loans, and cooperate with Party A in the investigation, review and inspection.

(11) Special provisions on liability for breach of contract

In the event of any breach listed in the Contract of Comprehensive Credit Line, or Party B’s failure to use the loan funds as agreed, or evasion of the entrustment payment stipulated in “loan issuance and payment” herein by breaking up the whole into parts, Party A will be entitled to take the following measures:

1. To cease or terminate any amounts not yet disbursed under the contract of line of credit;

2. To announce the early maturity of the credit extension and require Party B to immediately repay part or all of the principal, interest and expenses of the credit extension, and from the date of the occurrence of the breach, collect the penalty interest at the penalty interest rate for all the credit principal issued by it until Party B pays off all the credit principal;

The expenses shall include but not limited to the attorney’s fees, legal fees, arbitration fees, travel expenses, announcement fees, delivery fees, execution fees, transfer fees and other expenses paid by Party A to realize the creditor’s right.

3. To require Party B to provide new guarantee measures approved by Party A;

4. To adjust the amount, length of maturity and interest rate of the loan according to the risk of the loan, and change the repayment method to entrustment payment;

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5. To directly deduct from the account of Party B and the guarantor to pay off all debts of Party B hereunder and under specific business contracts (including debts required to be paid off in advance by Party A) without prior consent of Party B;

6. To exercise the guarantee right and require the guarantor to perform the guarantee liabilities or realize the creditor’s right by disposing of the collaterals and/or pledge.

7. Where Party B fails to repay the principal and interest of the loan as agreed upon when the loan expires or expires in advance, Party A shall have the right to calculate and collect interest at the penalty interest rate of 50% of the loan principal according to the loan interest rate agreed herein from the date of the actual overdue days, and calculate the compound interest at a penalty interest rate where there is any interest that fails to be paid on time.

8. If Party B misappropriates the loan, Party A shall have the right to charge 100% penalty interest rate on the loan principal according to the loan interest rate agreed herein, starting from the date of misappropriating the part used in breach, and calculate the compound interest at a penalty interest rate where there is any interest that fails to be paid on time. In both cases of overdue repayment or misappropriation, the penalty interest or compound interest (whichever is higher) shall be collected.

If the payment for loan principal or interest is overdue for a period less than 90 days (including 90 days), the loan repayment order is: (1) fees; (2) interest (including penalty interest and compound interest); (3) principal. If the payment for loan principal or interest is overdue for a period more than 90 days, the loan repayment order is: (1) fees; (2) the principal; (3) interest (including penalty interest and compound interest).

9. If Party A claims the right of subrogation from Party B’s debtor according to law, or requests the court to revoke Party B’s waiver of its creditor’s rights due to it or transfer the property without compensation or at an obviously unreasonable low price, Party B shall provide all necessary cooperation and assistance as required by Party A, and all expenses incurred by Party A shall be borne by Party B.

10. To take other relief measures as stipulated by laws, regulations and contracts.

Article V Agreement on Draft Acceptance

(I) Party B shall submit any acceptance application to Party A through Party A’s platform when applying to Party A for a single draft acceptance under online financing business as agreed in this agreement (see Appendix 2 for reference). The application confirmed by Party A is an integral part of the Contract of Comprehensive Credit Line and the appendixes hereto, and shall be legally binding on both parties.

(2) If Party A requires Party B to provide full amount of guarantee (including but not limited to third party guarantee, property mortgage and pledge provided by Party B or any third party) before Party A accepts the commercial draft issued by Party B, Party B shall provide guarantee in line with Party A’s requirements and ensure the continuous validity of the guarantee. Both parties shall sign corresponding guarantee contracts and complete guarantee procedures, or otherwise Party A shall have the right to refuse to accept the commercial draft issued by Party B.

(3) When Party B applies to Party A for handling the draft acceptance, it shall submit an acceptance application to Party A, clearly recording the amount of draft, the draft term, the draft date, the draft maturity and other elements, which application shall be verified by Party A.

The parties hereby confirm that, if the draft information and recording elements relating to any draft acceptance business hereunder are inconsistent with the relevant elements of the draft finally accepted by Party A, the draft information recorded in the commercial draft finally accepted by Party A shall prevail. Both parties undertake not to raise any objections and shall not refuse to assume the agreed obligations on this basis.

(4) Before Party A accepts the commercial draft issued by Party B, Party B shall provide Party A with the following guarantee (“ ✓ ” for “☐” before the option to be selected, multiple choices are allowed):

☐ The margin shall be paid in accordance with the proportion and amount agreed by both parties, as the guarantee of the margin pledge provided by Party B to Party A. The specific margin amount, proportion and interest rate applicable to the margin subject to the records in each acceptance application submitted by Party B and verified by Party A.

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Any additional margin added by Party B in the course of business handling shall be deemed to be an automatic modification of the relevant margin provisions hereof without the further confirmation by both parties.

☐ Wang Ying, Zeng Qingchun and Shanghai Ecmoho Health Biotechnology Co., Ltd. act as the guarantors, bearing joint and several guarantee responsibilities and signing the relevant guarantee contracts.

☐ As the mortgagor/pledgor, Shanghai Tonggou Residence Technology Co., Ltd. provides the mortgage/pledge of the receivables (property) of Beijing Jingdong Century Information Technology Co., Ltd., Beijing Jingdong Century Trading Co., Ltd. and Zhejiang Tmall Technology Co.,Ltd. which it owns or has the right to dispose according to law, and signs the relevant guarantee contracts and completes relevant guarantee procedures.

☐

(5) Before the maturity of the draft hereunder, Party B shall ensure that the bank acceptance draft payable shall be paid in full to the account designated by Party A.

(6) Upon maturity of the draft accepted by Party A hereunder, Party A shall unconditionally pay the full amount of the draft to the payee or holder in due course.

(7) Upon maturity of the draft accepted by Party A hereunder, if Party B fails to pay the full amount of the draft, Party A shall have the right to charge interest penalty with respect to the insufficient amount (i.e., disbursement made by Party A) at the rate of 0.05% per day from the date of actual disbursement by Party A, which interest penalty shall be calculated and collected according to the actual number of disbursement days (daily interest rate = annual interest rate /360).

The disbursement accounting certificate issued by Party A is a valid certificate of the debt owed by Party B, and Party B has no objection to it.

(8) Any dispute between Party B and the draft holder shall be handled by the two parties, provided that Party B’s obligations hereunder shall not change in any way.

(9) Party B warrants that the margin provided by it is its own monetary fund, and the margin must be transferred into a special margin account specially for the payment of bank notes, and shall not be transferred out of the margin account or used for other purposes

Party B undertakes to provide Party A with the copies of the corresponding VAT invoice/invoice within two months after the draft is issued, and provide the originals for Party A to review.

(10) For any bank acceptance draft transaction hereunder, Party B shall pay Party A an acceptance fee of 0.0    % of the face value. For any acceptance transaction not performing this rate, the rate recorded in the acceptance application submitted by Party B and verified by Party A (and other valid legal documents) shall prevail.

The acceptance fee hereunder shall be paid by Party B in a lump sum when Party A conducts any single acceptance business for Party B. Party B hereby authorizes Party A to deduct from the bank account designated by Party B in the acceptance application. If Party A withdraws the aforesaid amount from other accounts opened by Party B in Party A’s banking system, Party B shall undertake not to raise any objections.

(11) Special provisions on liability for breach of contract

In case of any breach under the Contract of Comprehensive Credit Line, Party A shall have the right to take the following measures:

(1) Drafts not yet accepted shall cease to be accepted;

(2) To require Party B to immediately make up 100% of the balance of all accepted drafts for payment upon maturity;

(3) To require Party B to provide new guarantee measures approved by Party A;

(4) To require Party B to immediately pay off the principal, interest and expenses of the acceptance disbursement;

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Party A shall have the right to directly deduct from any account opened by Party B to pay off Party B’s debts hereunder. Where the amount of such deduction is insufficient to pay off all debts of Party B, and the repayment of disbursement is less than 90 days (included) overdue, the principal and interest thereof shall be repaid in the following order: 1. expenses; 2. interest (including any penalty interest and compound interest); 3. principal. If the repayment of disbursement is more than 90 days overdue, the principal and interest thereof shall be repaid in the following order: 1. expenses; 2. principal; 3. interest (including any penalty interest and compound interest).

(5) To exercise the guarantee right and require the guarantor to perform the guarantee liabilities or realize the creditor’s right by disposing of the collaterals and/or pledge;

(6) If Party A claims the right of subrogation from Party B’s debtor according to law, or requests the court to revoke Party B’s waiver of its creditor’s rights due to it or transfer the property without compensation or at an obviously unreasonable low price, Party B shall provide all necessary cooperation and assistance as required by Party A;

(7) To take other relief measures as stipulated by laws, regulations and contracts.

Article 6 Tax Related Terms

(1) Composition of contract price

All the expenses and prices involved herein have included VAT.

(2) Assumption of taxes

If any additional tax costs of the transaction are incurred or increased due to changes in Chinese tax laws and regulations, Party A has the right to charge Party B a VAT applicable to the business in addition to the contract price for the VAT taxable business involved hereunder,

(3) Terms of invoice

Party A will not issue the VAT invoices until it receives the relevant payment from Party B. If Party B requires Party A to issue a VAT invoice, it shall submit the request to Party A within                month(s) after the payment is made, and Party B shall provide Party A with the following invoice issuing information. Any delay shall be deemed as an automatic waiver of the invoice issuing request:

Company name:

Taxpayer’s registration number:

Bank name:

Account number:

Address:

Phone:

(4) Handling of invoice specific matters

Except as otherwise stipulated in the Contract, from the date of implementation of the policy of value-added tax in lieu of business tax, when both parties have the need to cooperate with each other in the aspects of the issuance, delivery, custody, invalidation and write-off in red ink of the value-added tax invoice, they may, upon consensus, do their utmost to cooperate with each other to properly resolve the foregoing matters.

Article 7 With respect to matters of which any agreement or special agreement concerning the amount, term, transfer of credit under the comprehensive credit line, breach of contract and liability for breach, dispute resolution and applicable law, statement and undertaking by both parties, the provisions in the Contract of Comprehensive Credit Line shall prevail.

Party A and Party B hereby confirm that, if the appendix attached hereto is inconsistent with the text format and relevant contents displayed on Party A’s Platform, the latter shall prevail.

Article 8 Other matters:

                                                                                                                                                                                                                                                      .

Article 9 This supplementary agreement shall come into force after it is signed by both parties (signed by the authorized signatory or affixed with seal, together with official seal).

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Appendixes: 1. Loan Application (Format)

2. Acceptance Application (Format)

Party A (seal):	Party B (seal):

Ping An Bank Co., Ltd., Shanghai Branch Seal specific for contract on credit extension to legal person clients (seal)	Shanghai Tong Gou Information Technology Co., Ltd. (seal)
Wang Wei (Signature)
Signature of person in charge or entrusted agent: /s/	Signature of legal representative or entrusted agent:
June 15, 2018	June 15, 2018

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Appendix 1: Loan Application (Format)

(The version submitted by Party B through Party A’s Platform shall be subject to the one actually displayed and recorded on the platform)

Loan Application

Credit information	Name of credit customer:	Name of lender:
	Number of Contract of Comprehensive Credit Line:	Type of financing:
	Line of credit:	Exposure limit of credit:
	Commencement date of credit extension:	Closing date of credit extension:
	Available line of credit:	Available exposure limit:
	Used line of credit:	Used exposure limit:

Business	Business number:	Loan currency:
	Loan amount:	Loan amount (in words):
	Floating mode of interest rate:	Application date of loan:
	Maturity date of loan:	Length of maturity:
	Interest deduction method:	Loan interest rate:
	Name of the borrower:	Bank account of the borrower:
Bank name of the borrower:
	Amount of self-owned funds:	Minimum proportion of self-owned funds:
	Purpose of loan fund:	Designated bank settlement account:
Whether to authorize the lending bank to transfer its self-owned funds together with the loan amount to the payee’s account:

Margin	Usage type of initial margin:	Type of margin:
	Minimum proportion of initial margin:	Amount of initial margin:
Proportion of actual margin:
	Margin account:	Interest accrual method of initial margin:
	Account number for margin deduction:	Balance of account for margin deduction:

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Statements and Undertakings
1. This application is bound by the Contract of Comprehensive Credit Line (see the number below) signed by the company and the financing managing bank.
2. If the application is approved/passed, the length of maturity, commencement date of loan, loan amount, loan interest rate or otherwise involved in the loan under the application shall be subject to the accounting documents related to the final issuance of the loan by the lender. The company authorizes the lender to transfer the loan directly to the payee account recorded herein through the company’s account (the “Borrower’s Account” recorded herein). The company will print the relevant receipt of loan business through your bank’s system as accounting voucher.
3. For the self-owned funds provided by the company under this application (if any), the company undertakes that as long as “yes” is selected in the option “Whether to authorize the lending bank to transfer its self-owned funds together with the loan amount to the payee’s account”, the lender shall be deemed to have the right to transfer such self-owned funds from the “bank account of the borrower” recorded herein to the payee account recorded herein. The company ensures that the “bank account of the borrower” is fully available to pay the amount to be transferred. Any disputes and responsibilities that may result from the insufficient account balance or other reasons not attributable to the lender affecting the payee’s timely and full payment, shall not be borne by the lender and shall be resolved by the company itself.
4. The “designated bank settlement account” recorded herein is the payment account determined by the company for paying stamp duty, handling fee and other possible expenses to the lender. As of the date of this application, the company hereby irrevocably authorizes the lender the right to transfer the stamp duty, service fee and other possible expenses payable by the company from the designated bank account in full and in one or more installments, and the company undertakes not to raise any objections.
5. If the application is approved/passed, the company undertakes to be bound by these “Statements and Undertakings” of the application. Whether this application is approved or not shall be determined by the lender independently. Even if the application is not approved, the company shall not be entitled to require the lender to explain on the refusal in any form.

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Appendix 2: Acceptance Application (Format)

(The version submitted by Party B through Party A’s Platform shall be subject to the one displayed and recorded on the platform)

Acceptance Application

Number of Contract of Comprehensive Credit Line:	Name of the Client:

Commencement date of credit extension:	Closing date of credit extension:

Credit amount:	Available amount:

Exposure amount of credit:	Available exposure amount:

Charge-off currency:	Draft amount:

Date of issue:	Tenor of draft:

Maturity date of draft:	Charge-off serial number:

Business type:	Type of margin:

Margin account:	Interest accrual of margin:

Usage type of margin:	Minimum proportion of initial margin:

Amount of margin:	Proportion of actual margin:

Deposit term of margin:	Interest spread of margin:

Balance of account for margin deduction:	Account number for margin deduction:

Account number of the drawer:	Name of the drawer:

Bank name of the drawer:	Remarks:

Statements and Undertakings:
1. This application is bound by the Contract of Comprehensive Credit Line (see the number below) signed by the company and the financing managing bank.
2. If the “date of issue”, “maturity date of draft” and other relevant elements in this application are inconsistent with the relevant information shown/recorded in the commercial draft finally accepted by the financing managing bank, the elements specified in the accepted commercial draft of the financing managing bank shall prevail.
3. The “account number of the drawer” recorded herein is the payment account determined by the company for paying handling fee and other possible expenses to the financing managing bank. As of the date of this application, the company hereby irrevocably authorizes the financing managing bank the right to transfer the service fee and other possible expenses payable by the company from the bank account in full and in one or more installments, and the company undertakes not to raise any objections.
4. If the application is approved/passed by the financing managing bank, the company undertakes to be bound by these “Statements and Undertakings” of the application. Whether this application is approved or not shall be determined by the financing managing bank independently. Even if the application is not approved, the company shall not be entitled to require the financing managing bank to explain on the refusal in any form. Whether it is approved or not shall be determined by the lender independently. Even if the application is not approved, the company shall not be entitled to require the lender to explain on the refusal in any form.

14

Guarantee Contract of Guarantee under the Debt Ceiling

Guarantee Contract of Guarantee under the Debt Ceiling

Contract No.: P.Y.(Shanghai) Z.Z. No.A454201806140001(E.B.001)

Party A (Pledgee): Ping An Bank Co., Ltd. Shanghai Branch

Address: No.1333, Lujiazui Ring Road, Pudong New Area, Shanghai

Tel.:021-62078504             Fax:

Person in charge: Leng Peidong     Title: President

Party B (Guarantor): Shanghai ECMOHO Health Biotechnology Co., Ltd

Certificate Type*:                 Certificate Number*:

(* left blank if Party B is an entity)

Address: 2-3/F, No.1000 Tianyaoqiao Road, Xuhui District, Shanghai

Tel.: 021-61132270         Fax:

Legal Representative**: Wang Ying             Title**: Chairman and General Manager

(**left blank if Party B is an individual)

In order to ensure the fulfillment of the contract between Party A and Shanghai Tonggou Information Technology Co., Ltd. (hereinafter referred to as the debtor), Party B is willing to provide Party A with the maximum joint and several liability guarantee. Party A and Party B, intending to be legally bound, hereby agree to enter into this Contract upon consensus through negotiation.

Article 1 Guarantee and Guarantee Liability

1.1 Scope of guarantee.

The scope of guarantee of this Contract is as follows (tick the box before the item applicable “✓”):

✓The principal, interest, compound interest and penalty interest of all debts and the cost of realizing the creditor’s rights (including contingent debts) to be borne by the debtor under the Comprehensive Credit Line Contract P.Y (Shanghai) Z.Z. No.A454201806140001 (hereinafter referred to as the “main contract”). The maximum principal amount of the debt (balance) is (equivalent to) RMB (currency) (in words) four million two hundred thousand Yuan only.

☐ The (equivalent to) (currency)(in words) of the principal (equivalent to) (currency) (in words) of the debts (including contingent debts) to be borne by the debtor under the Contract P.Y.Z. No. (hereinafter referred to as the “main contract”) and the corresponding interest, compound interest, penalty interest, and the cost of realizing the creditor’s rights. As long as the debt under the Main Contract is not fully settled, Party A has the right to request Party B to assume the guarantee liability in terms of the debt balance within the purview of the above guarantee.

☐ The performance of all the credit line contracts and specific credit business contracts (hereinafter referred to as the “main contract”) between the debtor and Party A from                to                . The date of execution of the main contract shall be within the aforesaid period, and the performance period of the Main Contract shall not be limited to the aforesaid period. The scope of Party B’s maximum guarantee includes the principal, interest, compound interest and penalty interest of all debts and the cost of realizing the creditor’s rights (including contingent debts) of the debtor under the main contract. The maximum principal amount (balance) of the debt above is (equivalent to) (currency) (in words).

☐ The principal (equivalent to) (currency) (in words) of all outstanding debts borne by the debtor under    Contract P.Y.Z. No. (hereinafter referred to as the “Main Contract”) and the interest, compound interest, penalty interest thereof, and the cost of realizing the creditor’s rights.

Interest, penalty interest and compound interest are calculated according to the Main Contract and such calculation will end on the date of the settlement of the debt. The cost of realizing the creditor’s rights include but not limited to announcement fee, service fee, appraisal fee, attorney’s fee, litigation fee, traveling expenses, assessment fee, auction fee, property preservation fee, enforcement fee, etc.

The currency exchange rate other than RMB is converted at the exchange rate quoted by Party A when each specific business actually occurs.

1.2 Guarantee period of this Contract:

☑ Two years from the effective date of this Contract to the expiration of the debt performance period for each specific credit under the main contract. The guarantee period for each specific credit shall be calculated separately. In the event of extension of any specific credit, the guarantee period shall be extended to two years after the expiration of the extension period.

☐ From the date of the issuance of the loan under the main contract to the date of the completion of the mortgage registration of the property with Party A as the mortgagee and submission of the relevant ownership certificate to Party A.

☐ From the effective date of this Contract until.

✓ Where the creditor declares earlier maturity of the debt under the main contract, the guarantee period shall be from the effective date of the main contract until two years after the date of earlier maturity of the debt. If the debt under the main contract is performed in installments, with respect to each installment of debt, the guarantee period shall be from the effective date of the main contract until two years after the expiry date of the performance period of the last installment of debt under the main contract.

Where Party A transfers its creditor’s rights to a third party in accordance with law during the guarantee period, Party B hereby agrees to continue to assume the guarantee liability within the scope of the original guarantee.

1.3 Where the debtor transfers the credit line granted by Party A to a third party for use, Party B hereby agrees to assume the guarantee liability for the portion of the credit transferred in accordance with this Contract. The specific subject and amount of the transfer are:

1. (transferee), the amount: (equivalent to) (currency) (in words);

2. (transferee), the amount: (equivalent to) (currency) (in words);

3. (transferee), the amount: (equivalent to) (currency) (in words);

4.

1.4 Party B shall independently assume the guarantee liability for the purposes of this Contract. Party A has a prior claim on the guarantee liability against Party B regardless of whether there is any guarantor (including the debtor of the main contract) providing real security or warranty. If Party A waives its security right over the collateral (including the collateral provided by the debtor) or other guarantors, Party B shall still assume full liability for guarantee as stipulated herein.

1.5 This Contract is irrevocable.

1.6 The validity of this Contract is independent of that of the main contract. If the main contract or some terms of the main contract are invalid, this Contract shall remain valid.

Article 2 Performance of Guarantee Liability

2.1 If the debtor fails to perform the due debts (including earlier maturity, the same below) as agreed in the main contract, Party B guarantees to unconditionally repay the debts on behalf of Party A upon receipt of the written notice of claim from Party A. Any document issued by Party A to the effect of the debtor’s failure to fulfill the due debts may be taken as a written notice of claim against Party B.

2.2 Party B hereby irrevocably authorizes Party A to directly deduct the principal and interest of the debtor’s due debts and expenses owed to Party A from any account opened by Party B with all business offices of Ping An Bank. Party A shall notify Party B in writing upon receipt of the deduction notice, and shall have the right to continue to demand repayment of the insufficiency from Party B. If the proceeds from deduction are insufficient to cover all debts due, the repayment on the debtor is overdue for less than 90 days (including 90 days), the repayment order of principal and interest is: (1) expenses; (2) interest (including penalty interest, compound interest); (3) principal. If the repayment on the part of the debtor is overdue for more than 90 days, the repayment order of the advance and interest of the advance is: (1) expenses; (2) principal; (3) interest (including penalty interest, compound interest).

Article 3 Undertakings and Covenants of the Guarantor

3.1 Party B has completed all the authorization and examination and approval required to sign this contract. The signing of this contract is the true intention of Party B and will not result in the violation of the agreement or commitment it has signed with any third party. Party B did not violate any laws, regulations and rules concerning environmental protection, energy conservation, emission reduction and pollution reduction in the signing of the Contract, and undertakes to strictly abide by such laws, regulations and rules after signing the Contract.

3.2 Except for the written notice given to Party A before signing this contract, Party B shall not have any litigations, arbitrations, executions, appeals, reconsiderations and other procedures or other events or circumstances that may have a material adverse impact on the performance hereof.

3.3 If Party B is a legal person:

3.3.1 Party B is a company duly established and existing in the jurisdiction where it is located, with a good reputation, has all the corporate rights and government licenses and approvals required for engaging in the business it is currently engaged in.

3.3.2 Party B shall submit the financial statements, all bank account numbers and balances of deposits and loans and other relevant information as required by Party A within the time limit given by Party A, and shall guarantee that the documents and information submitted are true, complete and objective, and free of any false records, misleading representations or material omissions, and the financial statements are prepared in strict accordance with Chinese accounting standards.

3.4 If Party B is an individual:

3.4.1 Party B has truthfully submitted the information about personal and family income and property and other information as required by Party A, and guarantees the truthfulness, completeness and accuracy of the documents and information submitted.

3.4.2 Party B guarantees to cooperate with Party A in supervision and inspection of its income and credit standing. During the performance of this Contract, if Party A believes that the loan guarantee status has deteriorated, Party B shall provide other guarantee measures approved by Party A.

Article 4 Rights and Obligations of the Guarantor

4.1 Party B shall have the right to require Party A to assume the obligation of confidentiality for the information provided by Party B, except as otherwise stipulated by laws and regulations or regulatory authorities or otherwise agreed by the parties or that the information provided by Party B does not constitute confidential information.

4.2 Party B has carefully read the main contract and acknowledged all the terms and conditions thereof. The individual credit contract or receipt or other credit business voucher under the main contract is not required to be further confirmed by Party B if not exceeding the limit specified in the main contract.

Party A and the debtor may modify the main contract without the consent of Party B, and Party B shall continue to assume the joint and several guarantee liability for the modified main contract. However, in the event of increase in the principal amount of the debt and extension of the term of the loan without Party B’s written consent, Party B shall still assume the guarantee liability in such amount and period as specified in the original main contract.

4.3 Party B accepts and undertakes to cooperate with Party A in the supervision and inspection of Party B’s operation and guarantee capacity, and allow Party A to enter Party B’s premises to check Party B’s assets, financial status and operation.

4.4 ☐ In the event of major property right transfer, system change or transfer of creditor’s rights and debts, Party B shall notify Party A beforehand and shall not proceed with the said matters before obtaining the written consent of Party A.

☐ Under any of the following circumstances, Party B shall give a 30-day written notice to Party A. If it may have a significant impact on the performance of this Contract as Party A considers, Party B shall not proceed with it before obtaining the written consent of Party A:

(1) Major changes have taken place in management system, equity structure, form of property right organization and main business, including but not limited to implementing contracting, leasing management, joint operation, shareholding reform, consolidation (merger) and acquisition, joint venture (cooperation), division, establishment of subsidiaries, custody (takeover), enterprise sale, transfer of property rights, reduction of capital, etc.;

(2) Important assets of which value exceeds 10% of net assets are sold, donated, lent, transferred, mortgaged (pledged) or otherwise disposed of;

(3) Dividends exceed 30% of the net profit after tax for the current year or exceed 20% of all undistributed profits;

(4) the additional foreign investment after entry into force of the contract exceeds 20% of the net assets;

(5) Debt terms with other banks are changed to prepay other long-term obligations;

(6) Debts owed to Party B’s shareholders are repaid;

(7) Application for credit extension from other banks, provision of guarantee to third parties, or reduction or mitigation of third-party debts, involving the amount of debts exceeding 20% of the net assets.

4.5 Party B shall notify Party A in writing within seven business days from the date of occurrence or potential occurrence of the following matters. Party A shall have the right to decide whether to request Party B and the debtor to provide additional guarantee or directly recoverall the loans depending on the specific circumstances of the matters:

(1) its business and financial situation deteriorates;

(2) being imposed a heavy fine by the competent authority or involved in a major legal dispute;

(3) Party B, Party B’s shareholders, Party B’s legal representative or key management personnel are involved in major cases or their major assets are subject to property preservation and other mandatory measures, as a result of which Party B’s legal representative or key management personnel are unable to perform their duties properly;

(4) Providing guarantee to a third party that has a material adverse effect on its financial position or ability to perform its obligations hereunder;

(5) Discontinuation of business, suspension of business for rectification, dissolution, closure, bankruptcy, and being revoked of business license;

(6) Deterioration of financial condition, e.g. unemployment, employer bankruptcy or substantial loss of personal property, material adverse changes in personal physical condition, divorce, and other matters that may affect Party B’s ability to perform this Contract.

(7) Other major events or events of default which suffice to affect Party B’s business activities and Party A’s loan security.

4.6 Party B shall notify Party A in writing within seven business days after the change of the domicile, mailing address, telephone number, scope of business, legal representative and other matters of Party B. If Party B fails to perform the above notification obligations, Party A shall be deemed to have delivered the relevant notices and documents (including but not limited to the notices and documents of both parties during the performance of the contract, relevant materials and documents relating to arbitration or litigation in the course of arbitration or litigation, and relevant materials and documents during the execution of the case) according to the original address and mailing address.

4.7 ☐ Party B undertakes to maintain a reasonable financial ratio during the loan period.

☐ The financial indicators meet the following criteria during the loan period:

Article 5 Breach of Contract

5.1 Any of the following events may constitute an event of default referred to in these Terms:

(1) Party B fails to perform the vicarious liability of repayment in full and on time;

(2) Party B violates the undertakings and covenants made by it or otherwise fails to perform its obligations hereunder;

(3) Party B transfers property and surreptitiously recovers funds;

(4) Party B defaults under other contracts with Party A or other banks;

(5) Party B’s operating or financial condition has undergone significant adverse changes.

5.2 In case of any breach of contract, Party A shall have the right to take the following measures:

(1) Require Party B to immediately perform the vicarious liability of repayment;

(2) To require Party B to provide new guarantee measures approved by Party A;

(3) Party A claims the subrogation right with Party B’s debtor in accordance with law, or requests the court to revoke Party B’s waiver of its due creditor’s rights or transfer of the property without compensation, transfer the property at an unreasonably low price, Party B shall cooperate with and assist Party A as necessary at Party A’s request, with the costs incurred by Party A therefor borne by Party B.

(4) Take other remedies prescribed by laws and regulations.

Article 6 Miscellaneous

☐ The Bank-Enterprise Guarantee Business Cooperation Agreement (hereinafter referred to as the Agreement) between the parties is the basic legal document that regulates the rights and obligations of the parties. In case of any inconsistency between this Contract with the Agreement, the Agreement shall prevail.

Article 7 Supplementary Provisions

7.1 ☐ Both parties agree to perform compulsory notarization of this contract

After the Contract has been subject to a notarization with enforcement effect handled by both parties, if Party B does not perform or does not fully perform the obligations stipulated in the Contract, Party A has the right to apply for an execution certificate from the original notary office, and apply to the competent people’s court (i.e., the people’s court at the domicile of the person subject to enforcement or the people’s court at the place where the property of the person subject to enforcement is located) by virtue of the original notarial certificate and the execution certificate for enforcement.

✓ This Contract is not notarized for enforceability.

7.2 Party B permits and authorizes Ping An Bank to inquire Party B’s personal (corporate) information and credit information from the Financial Credit Information Basic Database and other legally established credit reference agencies during the application stage and the duration of the debtor’s credit business for the purpose of application and subsequent management of the debtor’s credit business. Party B permits and authorizes Ping An Bank to submit Party B’s personal (corporate) information and credit information, including but not limited to credit information and information that has a negative impact on the credit status of the information subject, to the Financial Credit Information Basic Database and other legally established credit reference agencies in accordance with the Regulations on Credit Reporting Industry.

7.3 Any and all options shall be determined by checking the selected box.

7.4 Any dispute arising between Party A and Party B from the performance of this Contract shall be settled through negotiation by the parties. Should negotiation fails, the dispute shall be settled in the manner as set forth in (2) below:

(1) Apply to         /             for arbitration in accordance with the arbitration rules in force of the Commission at the time of application. The arbitral award is final and binding on both parties.

(2) File a lawsuit to the people’s court of the locality where Party A is located.

(3) File a lawsuit in the                  people’s court.

7.5 This contract shall be governed by the laws of the People’s Republic of China.

7.6 This Contract shall enter into force upon being signed by the parties hereto (if the parties are natural persons, this Contract shall be signed by such parties; if the parties are legal persons or other organizations, this Contract shall be signed or sealed by their authorized signatories and affixed with their official seals).

7.7 This contract is made in quintuplicate, with Party A holding two and Party B’s ✓ debtors ☐ and registration authority holding one respectively.

Party A’s Unit Seal:

Signature of person in charge or entrusted agent:

Friday, June 15, 2018

Ping An Bank Co., Ltd., Shanghai Branch Seal specific for contract on credit extension to legal person clients (seal)

/s/

Party B (if Party B is an entity) (Seal):	Party B (if Party B is an individual)

Signature of legal representative or entrusted agent:	or Authorized Agent(Signature):

Date: June 15, 2018

Shanghai ECMOHO Health Biotechnology Co., Ltd (seal)

Ying Wang(seal)

Guarantee Contract of Guarantee under the Debt Ceiling

Guarantee Contract of Guarantee under the Debt Ceiling

Contract No.: P.Y.(Shanghai) Z.Z. No.A454201806140001(E.B.003)

Party A (Pledgee): Ping An Bank Co., Ltd. Shanghai Branch

Address: No.1333, Lujiazui Ring Road, Pudong New Area, Shanghai

Tel.:021-62078504                  Fax:

Person in charge: Leng Peidong Title: President

Party B (Guarantor): Zeng Qingchun

Certificate Type*: ID Card        Certificate Number*: ****

(* left blank if Party B is an entity)

Address: ****

Tel.: ****        Fax:

Legal Representative**:                 Title**:

(**left blank if Party B is an individual)

In order to ensure the fulfillment of the contract between Party A and Shanghai Tonggou Information Technology Co., Ltd.(hereinafter referred to as the debtor), Party B is willing to provide Party A with the maximum joint and several liability guarantee. Party A and Party B, intending to be legally bound, hereby agree to enter into this Contract upon consensus through negotiation.

Article 1 Guarantee and Guarantee Liability

1.1 Scope of guarantee.

The scope of guarantee of this Contract is as follows (tick the box before the item applicable “✓”):

✓The principal, interest, compound interest and penalty interest of all debts and the cost of realizing the creditor’s rights (including contingent debts) to be borne by the debtor under the Comprehensive Credit Line Contract P.Y (Shanghai) Z.Z. No.A454201806140001 (hereinafter referred to as the “main contract”). The maximum principal amount of the debt (balance) is (equivalent to) RMB (currency) (in words) four million two hundred thousand Yuan only.

☐ The (equivalent to) (currency)(in words) of the principal (equivalent to) (currency) (in words) of the debts (including contingent debts) to be borne by the debtor under the Contract P.Y.Z. No. (hereinafter referred to as the “main contract”) and the corresponding interest, compound interest, penalty interest, and the cost of realizing the creditor’s rights. As long as the debt under the Main Contract is not fully settled, Party A has the right to request Party B to assume the guarantee liability in terms of the debt balance within the purview of the above guarantee.

☐ The performance of all the credit line contracts and specific credit business contracts (hereinafter referred to as the “main contract”) between the debtor and Party A from                to                . The date of execution of the main contract shall be within the aforesaid period, and the performance period of the Main Contract shall not be limited to the aforesaid period. The scope of Party B’s maximum guarantee includes the principal, interest, compound interest and penalty interest of all debts and the cost of realizing the creditor’s rights (including contingent debts) of the debtor under the main contract. The maximum principal amount (balance) of the debt above is (equivalent to) (currency) (in words).

☐ The principal (equivalent to) (currency) (in words) of all outstanding debts borne by the debtor under Contract P.Y.Z. No. (hereinafter referred to as the “Main Contract”) and the interest, compound interest, penalty interest thereof, and the cost of realizing the creditor’s rights.

Interest, penalty interest and compound interest are calculated according to the Main Contract and such calculation will end on the date of the settlement of the debt. The cost of realizing the creditor’s rights include but not limited to announcement fee, service fee, appraisal fee, attorney’s fee, litigation fee, traveling expenses, assessment fee, auction fee, property preservation fee, enforcement fee, etc.

The currency exchange rate other than RMB is converted at the exchange rate quoted by Party A when each specific business actually occurs.

1.2 Guarantee period of this Contract:

☑ Two years from the effective date of this Contract to the expiration of the debt performance period for each specific credit under the main contract. The guarantee period for each specific credit shall be calculated separately. In the event of extension of any specific credit, the guarantee period shall be extended to two years after the expiration of the extension period.

☐ From the date of the issuance of the loan under the main contract to the date of the completion of the mortgage registration of the property with Party A as the mortgagee and submission of the relevant ownership certificate to Party A.

☐ From the effective date of this Contract until.

✓ Where the creditor declares earlier maturity of the debt under the main contract, the guarantee period shall be from the effective date of the main contract until two years after the date of earlier maturity of the debt. If the debt under the main contract is performed in installments, with respect to each installment of debt, the guarantee period shall be from the effective date of the main contract until two years after the expiry date of the performance period of the last installment of debt under the main contract.

Where Party A transfers its creditor’s rights to a third party in accordance with law during the guarantee period, Party B hereby agrees to continue to assume the guarantee liability within the scope of the original guarantee.

1.3 Where the debtor transfers the credit line granted by Party A to a third party for use, Party B hereby agrees to assume the guarantee liability for the portion of the credit transferred in accordance with this Contract. The specific subject and amount of the transfer are:

1. (transferee), the amount: (equivalent to) (currency) (in words);

2. (transferee), the amount: (equivalent to) (currency) (in words);

3. (transferee), the amount: (equivalent to) (currency) (in words);

4.

1.4 Party B shall independently assume the guarantee liability for the purposes of this Contract. Party A has a prior claim on the guarantee liability against Party B regardless of whether there is any guarantor (including the debtor of the main contract) providing real security or warranty. If Party A waives its security right over the collateral (including the collateral provided by the debtor) or other guarantors, Party B shall still assume full liability for guarantee as stipulated herein.

1.5 This Contract is irrevocable.

1.6 The validity of this Contract is independent of that of the main contract. If the main contract or some terms of the main contract are invalid, this Contract shall remain valid.

Article 2 Performance of Guarantee Liability

2.1 If the debtor fails to perform the due debts (including earlier maturity, the same below) as agreed in the main contract, Party B guarantees to unconditionally repay the debts on behalf of Party A upon receipt of the written notice of claim from Party A. Any document issued by Party A to the effect of the debtor’s failure to fulfill the due debts may be taken as a written notice of claim against Party B.

2.2 Party B hereby irrevocably authorizes Party A to directly deduct the principal and interest of the debtor’s due debts and expenses owed to Party A from any account opened by Party B with all business offices of Ping An Bank. Party A shall notify Party B in writing upon receipt of the deduction notice, and shall have the right to continue to demand repayment of the insufficiency from Party B. If the proceeds from deduction are insufficient to cover all debts due, the repayment on the debtor is overdue for less than 90 days (including 90 days), the repayment order of principal and interest is: (1) expenses; (2) interest (including penalty interest, compound interest); (3) principal. If the repayment on the part of the debtor is overdue for more than 90 days, the repayment order of the advance and interest of the advance is: (1) expenses; (2) principal; (3) interest (including penalty interest, compound interest).

Article 3 Undertakings and Covenants of the Guarantor

3.1 Party B has completed all the authorization and examination and approval required to sign this contract. The signing of this contract is the true intention of Party B and will not result in the violation of the agreement or commitment it has signed with any third party. Party B did not violate any laws, regulations and rules concerning environmental protection, energy conservation, emission reduction and pollution reduction in the signing of the Contract, and undertakes to strictly abide by such laws, regulations and rules after signing the Contract.

3.2 Except for the written notice given to Party A before signing this contract, Party B shall not have any litigations, arbitrations, executions, appeals, reconsiderations and other procedures or other events or circumstances that may have a material adverse impact on the performance hereof.

3.3 If Party B is a legal person:

3.3.1 Party B is a company duly established and existing in the jurisdiction where it is located, with a good reputation, has all the corporate rights and government licenses and approvals required for engaging in the business it is currently engaged in.

3.3.2 Party B shall submit the financial statements, all bank account numbers and balances of deposits and loans and other relevant information as required by Party A within the time limit given by Party A, and shall guarantee that the documents and information submitted are true, complete and objective, and free of any false records, misleading representations or material omissions, and the financial statements are prepared in strict accordance with Chinese accounting standards.

3.4 If Party B is an individual:

3.4.1 Party B has truthfully submitted the information about personal and family income and property and other information as required by Party A, and guarantees the truthfulness, completeness and accuracy of the documents and information submitted.

3.4.2 Party B guarantees to cooperate with Party A in supervision and inspection of its income and credit standing. During the performance of this Contract, if Party A believes that the loan guarantee status has deteriorated, Party B shall provide other guarantee measures approved by Party A.

Article 4 Rights and Obligations of the Guarantor

4.1 Party B shall have the right to require Party A to assume the obligation of confidentiality for the information provided by Party B, except as otherwise stipulated by laws and regulations or regulatory authorities or otherwise agreed by the parties or that the information provided by Party B does not constitute confidential information.

4.2 Party B has carefully read the main contract and acknowledged all the terms and conditions thereof. The individual credit contract or receipt or other credit business voucher under the main contract is not required to be further confirmed by Party B if not exceeding the limit specified in the main contract.

Party A and the debtor may modify the main contract without the consent of Party B, and Party B shall continue to assume the joint and several guarantee liability for the modified main contract. However, in the event of increase in the principal amount of the debt and extension of the term of the loan without Party B’s written consent, Party B shall still assume the guarantee liability in such amount and period as specified in the original main contract.

4.3 Party B accepts and undertakes to cooperate with Party A in the supervision and inspection of Party B’s operation and guarantee capacity, and allow Party A to enter Party B’s premises to check Party B’s assets, financial status and operation.

4.4 ☐ In the event of major property right transfer, system change or transfer of creditor’s rights and debts, Party B shall notify Party A beforehand and shall not proceed with the said matters before obtaining the written consent of Party A.

☐ Under any of the following circumstances, Party B shall give a 30-day written notice to Party A. If it may have a significant impact on the performance of this Contract as Party A considers, Party B shall not proceed with it before obtaining the written consent of Party A:

(1) Major changes have taken place in management system, equity structure, form of property right organization and main business, including but not limited to implementing contracting, leasing management, joint operation, shareholding reform, consolidation (merger) and acquisition, joint venture (cooperation), division, establishment of subsidiaries, custody (takeover), enterprise sale, transfer of property rights, reduction of capital, etc.;

(2) Important assets of which value exceeds 10% of net assets are sold, donated, lent, transferred, mortgaged (pledged) or otherwise disposed of;

(3) Dividends exceed 30% of the net profit after tax for the current year or exceed 20% of all undistributed profits;

(4) the additional foreign investment after entry into force of the contract exceeds 20% of the net assets;

(5) Debt terms with other banks are changed to prepay other long-term obligations;

(6) Debts owed to Party B’s shareholders are repaid;

(7) Application for credit extension from other banks, provision of guarantee to third parties, or reduction or mitigation of third-party debts, involving the amount of debts exceeding 20% of the net assets.

4.5 Party B shall notify Party A in writing within seven business days from the date of occurrence or potential occurrence of the following matters. Party A shall have the right to decide whether to request Party B and the debtor to provide additional guarantee or directly withdraw all the loans depending on the specific circumstances of the matters:

(1) its business and financial situation deteriorates;

(2) being imposed a heavy fine by the competent authority or involved in a major legal dispute;

(3) Party B, Party B’s shareholders, Party B’s legal representative or key management personnel are involved in major cases or their major assets are subject to property preservation and other mandatory measures, as a result of which Party B’s legal representative or key management personnel are unable to perform their duties properly;

(4) Providing guarantee to a third party that has a material adverse effect on its financial position or ability to perform its obligations hereunder;

(5) Discontinuation of business, suspension of business for rectification, dissolution, closure, bankruptcy, and being revoked of business license;

(6) Deterioration of financial condition, e.g. unemployment, employer bankruptcy or substantial loss of personal property, material adverse changes in personal physical condition, divorce, and other matters that may affect Party B’s ability to perform this Contract.

(7) Other major events or events of default which suffice to affect Party B’s business activities and Party A’s loan security.

4.6 Party B shall notify Party A in writing within seven business days after the change of the domicile, mailing address, telephone number, scope of business, legal representative and other matters of Party B. If Party B fails to perform the above notification obligations, Party A shall be deemed to have delivered the relevant notices and documents (including but not limited to the notices and documents of both parties during the performance of the contract, relevant materials and documents relating to arbitration or litigation in the course of arbitration or litigation, and relevant materials and documents during the execution of the case) according to the original address and mailing address.

4.7 ☐ Party B undertakes to maintain a reasonable financial ratio during the loan period.

☐ The financial indicators meet the following criteria during the loan period:

Article 5 Breach of Contract

5.1 Any of the following events may constitute an event of default referred to in these Terms:

(1) Party B fails to perform the vicarious liability of repayment in full and on time;

(2) Party B violates the undertakings and covenants made by it or otherwise fails to perform its obligations hereunder;

(3) Party B transfers property and surreptitiously withdraws funds;

(4) Party B defaults under other contracts with Party A or other banks;

(5) Party B’s operating or financial condition has undergone significant adverse changes.

5.2 In case of any breach of contract, Party A shall have the right to take the following measures:

(1) Require Party B to immediately perform the vicarious liability of repayment;

(2) To require Party B to provide new guarantee measures approved by Party A;

(3) Party A claims the subrogation right with Party B’s debtor in accordance with law, or requests the court to revoke Party B’s waiver of its due creditor’s rights or transfer of the property without compensation, transfer the property at an unreasonably low price, Party B shall cooperate with and assist Party A as necessary at Party A’s request, with the costs incurred by Party A therefor borne by Party B.

(4) Take other remedies prescribed by laws and regulations.

Article 6 Miscellaneous

☐ The Bank-Enterprise Guarantee Business Cooperation Agreement (hereinafter referred to as the Agreement) between the parties is the basic legal document that regulates the rights and obligations of the parties. In case of any inconsistency between this Contract with the Agreement, the Agreement shall prevail.

Article 7 Supplementary Provisions

7.1 ☐ Both parties agree to perform compulsory notarization of this contract

After the Contract has been subject to a notarization with enforcement effect handled by both parties, if Party B does not perform or does not fully perform the obligations stipulated in the Contract, Party A has the right to apply for an execution certificate from the original notary office, and apply to the competent people’s court (i.e., the people’s court at the domicile of the person subject to enforcement or the people’s court at the place where the property of the person subject to enforcement is located) by virtue of the original notarial certificate and the execution certificate for enforcement.

✓ This Contract is not notarized for enforceability.

7.2 Party B permits and authorizes Ping An Bank to inquire Party B’s personal (corporate) information and credit information from the Financial Credit Information Basic Database and other legally established credit reference agencies during the application stage and the duration of the debtor’s credit business for the purpose of application and subsequent management of the debtor’s credit business. Party B permits and authorizes Ping An Bank to submit Party B’s personal (corporate) information and credit information, including but not limited to credit information and information that has a negative impact on the credit status of the information subject, to the Financial Credit Information Basic Database and other legally established credit reference agencies in accordance with the Regulations on Credit Reporting Industry.

7.3 Any and all options shall be determined by checking the selected box.

7.4 Any dispute arising between Party A and Party B from the performance of this Contract shall be settled through negotiation by the parties. Should negotiation fails, the dispute shall be settled in the manner as set forth in (2)below:

(1) Apply to     /                 for arbitration in accordance with the arbitration rules in force of the Commission at the time of application. The arbitral award is final and binding on both parties.

(2) File a lawsuit to the people’s court of the locality where Party A is located.

(3) File a lawsuit in the                  people’s court.

7.5 This contract shall be governed by the laws of the People’s Republic of China.

7.6 This Contract shall enter into force upon being signed by the parties hereto (if the parties are natural persons, this Contract shall be signed by such parties; if the parties are legal persons or other organizations, this Contract shall be signed or sealed by their authorized signatories and affixed with their official seals).

7.7 This contract is made in quintuplicate, with Party A holding two and Party B’s ✓ debtors ☐ and registration authority holding one respectively.

Party A’s Unit Seal:

Signature of person in charge or entrusted agent:

Friday, June 15,2018

Ping An Bank Co., Ltd., Shanghai Branch Seal specific for contract on credit extension to legal person clients (seal)

/s/_________

Party B (if Party B is an entity) (Seal):

Signature of legal representative or entrusted agent:

Party B (if Party B is an individual)

or Authorized Agent(Signature): /s/ Zeng Qingchun

Date: June 15, 2018

Guarantee Contract of Guarantee under the Debt Ceiling

Guarantee Contract of Guarantee under the Debt Ceiling

Contract No.: P.Y.(Shanghai) Z.Z. No.A454201806140001(E.B.002)

Party A (Pledgee): Ping An Bank Co., Ltd. Shanghai Branch

Address: No.1333, Lujiazui Ring Road, Pudong New Area, Shanghai

Tel.:021-62078504                  Fax:

Person in charge: Leng Peidong Title: President

Party B (Guarantor): Wang Ying

Certificate Type*: ID Card                Certificate Number*: ****

(* left blank if Party B is an entity)

Address: ****

Tel.: ****                Fax:

Legal Representative**:                 Title**:

(**left blank if Party B is an individual)

In order to ensure the fulfillment of the contract between Party A and Shanghai Tonggou Information Technology Co., Ltd.(hereinafter referred to as the debtor), Party B is willing to provide Party A with the maximum joint and several liability guarantee. Party A and Party B, intending to be legally bound, hereby agree to enter into this Contract upon consensus through negotiation.

Article 1 Guarantee and Guarantee Liability

1.1 Scope of guarantee.

The scope of guarantee of this Contract is as follows (tick the box before the item applicable ”✓”):

✓The principal, interest, compound interest and penalty interest of all debts and the cost of realizing the creditor’s rights (including contingent debts) to be borne by the debtor under the Comprehensive Credit Line Contract P.Y (Shanghai) Z.Z. No.A454201806140001 (hereinafter referred to as the “main contract”). The maximum principal amount of the debt (balance) is (equivalent to) RMB (currency) (in words) four million two hundred thousand Yuan only.

☐   The (equivalent to) (currency)(in words) of the principal (equivalent to) (currency) (in words) of the debts (including contingent debts) to be borne by the debtor under the Contract P.Y.Z. No. (hereinafter referred to as the “main contract”) and the corresponding interest, compound interest, penalty interest, and the cost of realizing the creditor’s rights. As long as the debt under the Main Contract is not fully settled, Party A has the right to request Party B to assume the guarantee liability in terms of the debt balance within the purview of the above guarantee.

☐   The performance of all the credit line contracts and specific credit business contracts (hereinafter referred to as the “main contract”) between the debtor and Party A from        to    . The date of execution of the main contract shall be within the aforesaid period, and the performance period of the Main Contract shall not be limited to the aforesaid period. The scope of Party B’s maximum guarantee includes the principal, interest, compound interest and penalty interest of all debts and the cost of realizing the creditor’s rights (including contingent debts) of the debtor under the main contract. The maximum principal amount (balance) of the debt above is (equivalent to) (currency) (in words).

☐   The principal (equivalent to) (currency) (in words) of all outstanding debts borne by the debtor under    Contract P.Y.Z. No. (hereinafter referred to as the “Main Contract”) and the interest, compound interest, penalty interest thereof, and the cost of realizing the creditor’s rights.

Interest, penalty interest and compound interest are calculated according to the Main Contract and such calculation will end on the date of the settlement of the debt. The cost of realizing the creditor’s rights include but not limited to announcement fee, service fee, appraisal fee, attorney’s fee, litigation fee, traveling expenses, assessment fee, auction fee, property preservation fee, enforcement fee, etc.

The currency exchange rate other than RMB is converted at the exchange rate quoted by Party A when each specific business actually occurs.

1.2 Guarantee period of this Contract:

☑Two years from the effective date of this Contract to the expiration of the debt performance period for each specific credit under the main contract. The guarantee period for each specific credit shall be calculated separately. In the event of extension of any specific credit, the guarantee period shall be extended to two years after the expiration of the extension period.

☐ From the date of the issuance of the loan under the main contract to the date of the completion of the mortgage registration of the property with Party A as the mortgagee and submission of the relevant ownership certificate to Party A.

☐ From the effective date of this Contract until.

✓ Where the creditor declares earlier maturity of the debt under the main contract, the guarantee period shall be from the effective date of the main contract until two years after the date of earlier maturity of the debt. If the debt under the main contract is performed in installments, with respect to each installment of debt, the guarantee period shall be from the effective date of the main contract until two years after the expiry date of the performance period of the last installment of debt under the main contract.

Where Party A transfers its creditor’s rights to a third party in accordance with law during the guarantee period, Party B hereby agrees to continue to assume the guarantee liability within the scope of the original guarantee.

1.3 Where the debtor transfers the credit line granted by Party A to a third party for use, Party B hereby agrees to assume the guarantee liability for the portion of the credit transferred in accordance with this Contract. The specific subject and amount of the transfer are:

1. (transferee), the amount: (equivalent to) (currency) (in words);

2. (transferee), the amount: (equivalent to) (currency) (in words);

3. (transferee), the amount: (equivalent to) (currency) (in words);

4.

1.4 Party B shall independently assume the guarantee liability for the purposes of this Contract. Party A has a prior claim on the guarantee liability against Party B regardless of whether there is any guarantor (including the debtor of the main contract) providing real security or warranty. If Party A waives its security right over the collateral (including the collateral provided by the debtor) or other guarantors, Party B shall still assume full liability for guarantee as stipulated herein.

1.5 This Contract is irrevocable.

1.6 The validity of this Contract is independent of that of the main contract. If the main contract or some terms of the main contract are invalid, this Contract shall remain valid.

Article 2 Performance of Guarantee Liability

2.1 If the debtor fails to perform the due debts (including earlier maturity, the same below) as agreed in the main contract, Party B guarantees to unconditionally repay the debts on behalf of Party A upon receipt of the written notice of claim from Party A. Any document issued by Party A to the effect of the debtor’s failure to fulfill the due debts may be taken as a written notice of claim against Party B.

2.2 Party B hereby irrevocably authorizes Party A to directly deduct the principal and interest of the debtor’s due debts and expenses owed to Party A from any account opened by Party B with all business offices of Ping An Bank. Party A shall notify Party B in writing upon receipt of the deduction notice, and shall have the right to continue to demand repayment of the insufficiency from Party B. If the proceeds from deduction are insufficient to cover all debts due, the repayment on the debtor is overdue for less than 90 days (including 90 days), the repayment order of principal and interest is: (1) expenses; (2) interest (including penalty interest, compound interest); (3) principal. If the repayment on the part of the debtor is overdue for more than 90 days, the repayment order of the advance and interest of the advance is: (1) expenses; (2) principal; (3) interest (including penalty interest, compound interest).

Article 3 Undertakings and Covenants of the Guarantor

3.1 Party B has completed all the authorization and examination and approval required to sign this contract. The signing of this contract is the true intention of Party B and will not result in the violation of the agreement or commitment it has signed with any third party. Party B did not violate any laws, regulations and rules concerning environmental protection, energy conservation, emission reduction and pollution reduction in the signing of the Contract, and undertakes to strictly abide by such laws, regulations and rules after signing the Contract.

3.2 Except for the written notice given to Party A before signing this contract, Party B shall not have any litigations, arbitrations, executions, appeals, reconsiderations and other procedures or other events or circumstances that may have a material adverse impact on the performance hereof.

3.3 If Party B is a legal person:

3.3.1 Party B is a company duly established and existing in the jurisdiction where it is located, with a good reputation, has all the corporate rights and government licenses and approvals required for engaging in the business it is currently engaged in.

3.3.2 Party B shall submit the financial statements, all bank account numbers and balances of deposits and loans and other relevant information as required by Party A within the time limit given by Party A, and shall guarantee that the documents and information submitted are true, complete and objective, and free of any false records, misleading representations or material omissions, and the financial statements are prepared in strict accordance with Chinese accounting standards.

3.4 If Party B is an individual:

3.4.1 Party B has truthfully submitted the information about personal and family income and property and other information as required by Party A, and guarantees the truthfulness, completeness and accuracy of the documents and information submitted.

3.4.2 Party B guarantees to cooperate with Party A in supervision and inspection of its income and credit standing. During the performance of this Contract, if Party A believes that the loan guarantee status has deteriorated, Party B shall provide other guarantee measures approved by Party A.

Article 4 Rights and Obligations of the Guarantor

4.1 Party B shall have the right to require Party A to assume the obligation of confidentiality for the information provided by Party B, except as otherwise stipulated by laws and regulations or regulatory authorities or otherwise agreed by the parties or that the information provided by Party B does not constitute confidential information.

4.2 Party B has carefully read the main contract and acknowledged all the terms and conditions thereof. The individual credit contract or receipt or other credit business voucher under the main contract is not required to be further confirmed by Party B if not exceeding the limit specified in the main contract.

Party A and the debtor may modify the main contract without the consent of Party B, and Party B shall continue to assume the joint and several guarantee liability for the modified main contract. However, in the event of increase in the principal amount of the debt and extension of the term of the loan without Party B’s written consent, Party B shall still assume the guarantee liability in such amount and period as specified in the original main contract.

4.3 Party B accepts and undertakes to cooperate with Party A in the supervision and inspection of Party B’s operation and guarantee capacity, and allow Party A to enter Party B’s premises to check Party B’s assets, financial status and operation.

4.4 ☐ In the event of major property right transfer, system change or transfer of creditor’s rights and debts, Party B shall notify Party A beforehand and shall not proceed with the said matters before obtaining the written consent of Party A.

☐ Under any of the following circumstances, Party B shall give a 30-day written notice to Party A. If it may have a significant impact on the performance of this Contract as Party A considers, Party B shall not proceed with it before obtaining the written consent of Party A:

(1) Major changes have taken place in management system, equity structure, form of property right organization and main business, including but not limited to implementing contracting, leasing management, joint operation, shareholding reform, consolidation (merger) and acquisition, joint venture (cooperation), division, establishment of subsidiaries, custody (takeover), enterprise sale, transfer of property rights, reduction of capital, etc.;

(2) Important assets of which value exceeds 10% of net assets are sold, donated, lent, transferred, mortgaged (pledged) or otherwise disposed of;

(3) Dividends exceed 30% of the net profit after tax for the current year or exceed 20% of all undistributed profits;

(4) the additional foreign investment after entry into force of the contract exceeds 20% of the net assets;

(5) Debt terms with other banks are changed to prepay other long-term obligations;

(6) Debts owed to Party B’s shareholders are repaid;

(7) Application for credit extension from other banks, provision of guarantee to third parties, or reduction or mitigation of third-party debts, involving the amount of debts exceeding 20% of the net assets.

4.5 Party B shall notify Party A in writing within seven business days from the date of occurrence or potential occurrence of the following matters. Party A shall have the right to decide whether to request Party B and the debtor to provide additional guarantee or directly withdraw all the loans depending on the specific circumstances of the matters:

(1) its business and financial situation deteriorates;

(2) being imposed a heavy fine by the competent authority or involved in a major legal dispute;

(3) Party B, Party B’s shareholders, Party B’s legal representative or key management personnel are involved in major cases or their major assets are subject to property preservation and other mandatory measures, as a result of which Party B’s legal representative or key management personnel are unable to perform their duties properly;

(4) Providing guarantee to a third party that has a material adverse effect on its financial position or ability to perform its obligations hereunder;

(5) Discontinuation of business, suspension of business for rectification, dissolution, closure, bankruptcy, and being revoked of business license;

(6) Deterioration of financial condition, e.g. unemployment, employer bankruptcy or substantial loss of personal property, material adverse changes in personal physical condition, divorce, and other matters that may affect Party B’s ability to perform this Contract.

(7) Other major events or events of default which suffice to affect Party B’s business activities and Party A’s loan security.

4.6 Party B shall notify Party A in writing within seven business days after the change of the domicile, mailing address, telephone number, scope of business, legal representative and other matters of Party B. If Party B fails to perform the above notification obligations, Party A shall be deemed to have delivered the relevant notices and documents (including but not limited to the notices and documents of both parties during the performance of the contract, relevant materials and documents relating to arbitration or litigation in the course of arbitration or litigation, and relevant materials and documents during the execution of the case) according to the original address and mailing address.

4.7 ☐ Party B undertakes to maintain a reasonable financial ratio during the loan period.

☐ The financial indicators meet the following criteria during the loan period:

Article 5 Breach of Contract

5.1 Any of the following events may constitute an event of default referred to in these Terms:

(1) Party B fails to perform the vicarious liability of repayment in full and on time;

(2) Party B violates the undertakings and covenants made by it or otherwise fails to perform its obligations hereunder;

(3) Party B transfers property and surreptitiously withdraws funds;

(4) Party B defaults under other contracts with Party A or other banks;

(5) Party B’s operating or financial condition has undergone significant adverse changes.

5.2 In case of any breach of contract, Party A shall have the right to take the following measures:

(1) Require Party B to immediately perform the vicarious liability of repayment;

(2) To require Party B to provide new guarantee measures approved by Party A;

(3) Party A claims the subrogation right with Party B’s debtor in accordance with law, or requests the court to revoke Party B’s waiver of its due creditor’s rights or transfer of the property without compensation, transfer the property at an unreasonably low price, Party B shall cooperate with and assist Party A as necessary at Party A’s request, with the costs incurred by Party A therefor borne by Party B.

(4) Take other remedies prescribed by laws and regulations.

Article 6 Miscellaneous

☐ The Bank-Enterprise Guarantee Business Cooperation Agreement (hereinafter referred to as the Agreement) between the parties is the basic legal document that regulates the rights and obligations of the parties. In case of any inconsistency between this Contract with the Agreement, the Agreement shall prevail.

Article 7 Supplementary Provisions

7.1 ☐ Both parties agree to perform compulsory notarization of this contract

After the Contract has been subject to a notarization with enforcement effect handled by both parties, if Party B does not perform or does not fully perform the obligations stipulated in the Contract, Party A has the right to apply for an execution certificate from the original notary office, and apply to the competent people’s court (i.e., the people’s court at the domicile of the person subject to enforcement or the people’s court at the place where the property of the person subject to enforcement is located) by virtue of the original notarial certificate and the execution certificate for enforcement.

✓ This Contract is not notarized for enforceability.

7.2 Party B permits and authorizes Ping An Bank to inquire Party B’s personal (corporate) information and credit information from the Financial Credit Information Basic Database and other legally established credit reference agencies during the application stage and the duration of the debtor’s credit business for the purpose of application and subsequent management of the debtor’s credit business. Party B permits and authorizes Ping An Bank to submit Party B’s personal (corporate) information and credit information, including but not limited to credit information and information that has a negative impact on the credit status of the information subject, to the Financial Credit Information Basic Database and other legally established credit reference agencies in accordance with the Regulations on Credit Reporting Industry.

7.3 Any and all options shall be determined by checking the selected box.

7.4 Any dispute arising between Party A and Party B from the performance of this Contract shall be settled through negotiation by the parties. Should negotiation fails, the dispute shall be settled in the manner as set forth in (2)below:

(1) Apply to     /                 for arbitration in accordance with the arbitration rules in force of the Commission at the time of application. The arbitral award is final and binding on both parties.

(2) File a lawsuit to the people’s court of the locality where Party A is located.

(3) File a lawsuit in the                  people’s court.

7.5 This contract shall be governed by the laws of the People’s Republic of China.

7.6 This Contract shall enter into force upon being signed by the parties hereto (if the parties are natural persons, this Contract shall be signed by such parties; if the parties are legal persons or other organizations, this Contract shall be signed or sealed by their authorized signatories and affixed with their official seals).

7.7 This contract is made in quintuplicate, with Party A holding two and Party B’s ✓ debtors ☐ and registration authority holding one respectively.

Party A’s Unit Seal:

Signature of person in charge or entrusted agent:

Friday, June 15, 2018

Ping An Bank Co., Ltd., Shanghai Branch Seal specific for contract on credit extension to legal person clients (seal)

/s/

Party B (if Party B is an entity) (Seal): Signature of legal representative or entrusted agent:

Party B (if Party B is an individual) or Authorized Agent(Signature): /s/ Wang Ying

Date: June 15, 2018

Maximum Pledge Guarantee Contract

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Maximum Pledge Guarantee Contract

Contract No.: P.Y.(Shanghai) Z.Z. No.A454201806140001(E.Z.001)

Party A (Pledgee): Ping An Bank Co., Ltd. Shanghai Branch

Address: No.1333, Lujiazui Ring Road, Pudong New Area, Shanghai

Tel.:021-62078504             Fax:

Person in charge: Leng Peidong Title: President

Party B (Pledgor): Shanghai Tong Gou Information Technology Co., Ltd.

Certificate Type*:                     Certificate Number*:

(* left blank if Party B is an entity)

Address: Room 302, 3/F, No.1000 Tianyaoqiao Road, Xuhui District, Shanghai

Tel.:021-61132270             Fax:

Legal representative**: Wang Wei Title**: legal representative (senior executive)

(**left blank if Party B is an individual)

Party B is willing to establish a pledge of the maximum amount in the property lawfully owned by it to Party A as security for the performance of the contract between Party A and Shanghai Tong Gou Information Technology Co., Ltd. (hereinafter referred to as the debtor). Party A and Party B, intending to be legally bound hereby, agree to enter into this Contract upon consensus through negotiation.

Article 1 Pledged Objects and Pledge Liability

1.1 Scope of pledge.

The scope of pledge herein is as follows(tick the box before the item applicable ✓):

✓☐ The principal, interest, compound interest and penalty, the cost of realizing the creditor’s rights of all debts(including contingent debts) and the cost of custody and maintenance of the pledged objects to be borne by the debtor under the Comprehensive Credit Line Contract P.Y. (Shanghai) Z.Z. No.A454201806140001 (hereinafter referred to as the “main contract”). The maximum principal amount of the debt (balance) is (equivalent to) RMB (currency) (in words) four million two hundred thousand Yuan only.

☐ the (equivalent to)(currency) (in words) of the principal (equivalent to)(currency) (in words) of the debts to be borne by the debtor under Contract P.Y.Z. No. (hereinafter referred to as the “main contract”), and the corresponding interest, compound interest, penalty interest, the cost of realizing the creditor’s rights and the expenses incurred in the custody and maintenance of the pledged objects. As long as the debts under the main contract have not been fully settled, Party A shall have the right to request Party B to assume the guaranty liability for the debt balance within the said scope.

☐ The performance of all the credit line contracts and specific credit business contracts (hereinafter referred to as the “main contract”) between the debtor and Party A from                to                . The date of execution of the main contract shall be within the aforesaid period, and the performance period of the Main Contract shall not be limited to the aforesaid period. The scope of maximum pledge guarantee on the part of Party B includes the principal, interest, compound interest and penalty interest of all debts (including contingent debts) of the Debtor and the cost of realizing the creditor’s rights and the cost of custody and maintenance of the pledged objects under the Main Contract. The maximum balance of the debt principal above is (equivalent to) (currency) (in words).

☐ The principal (equivalent to) (currency) (in words) of all outstanding debts borne by the debtor under    Contract P.Y.Z. No. (hereinafter referred to as the “Main Contract”) and the interest, compound interest, penalty interest thereof, and the cost of realizing the creditor’s rights.

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Interest, penalty interest and compound interest are calculated according to the Main Contract and such calculation will end on the date of the settlement of the debt. The cost of realizing the creditor’s rights include but not limited to announcement fee, service fee, appraisal fee, attorney’s fee, litigation fee, traveling expenses, assessment fee, auction fee, property preservation fee, enforcement fee, etc.

The currency exchange rate other than RMB is converted at the exchange rate quoted by Party A when each specific business actually occurs.

The details of the pledge are shown in the List of Pledged Objects and the certificate of title in pledge. The List of Pledged Objects is an integral part of this Contract.

It is agreed that Party B shall use the pledged objects hereunder as security for all the debts under the main contract, and Party B shall assist Party A in the registration of the maximum pledge in accordance with the requirements of the registration authority.

1.2 Where the debtor transfers the credit line granted by Party A to a third party for use, Party B shall assume the pledge guarantee liability for the portion of the credit line transferred in accordance with this Contract. The specific subject and amount of the transfer are:

1. (transferee), the amount: (equivalent to) (currency) (in words);

2. (transferee), the amount: (equivalent to) (currency) (in words);

3. (transferee), the amount: (equivalent to) (currency) (in words);

4.

1.3 Party A has a prior claim on the pledge guarantee liability against Party B regardless of whether there is any guarantor (including the debtor of the main contract) providing real security or suretyship. If Party A waives its security right over the collateral (including the collateral provided by the debtor) or other guarantors, Party B shall still assume full guarantee liability as stipulated in this Contract.

1.4 This Contract is irrevocable.

1.5 The validity of this Contract is independent of that of the main contract. If the main contract or some terms of the main contract are invalid, this Contract shall remain valid.

1.6 During the term of the contract, the pledged objects and the original certificate of title in pledge shall be kept by Party A. After the debtor has paid off the principal, interest of all creditor’s rights and expenses under the main contract, the pledge shall lapse automatically, and Party A shall return the pledged objects and the original certificate of title in pledge to Party B.

Article 2 Delivery of Pledged Objects

2.1 At the request of Party A, Party B shall timely deliver the pledged objects, res accessoria and the certificate of title in pledge to Party A for possession and custody. The specific pledged objects shall be subject to the list signed and confirmed by the parties (or the warehouse keeper).

Where pledge registration is required by law, Party B shall register the pledge as required by Party A, with the original pledge registration documents kept by Party A. The pledge shall be deregistered in accordance with law after full settlement of the principal and interest of all debts and expenses under the main contract by the debtor.

2.2 Where the pledged object is margin, the pledge shall be deemed to have been delivered on the date when the margin is transferred to the dedicated account for the cash deposit. Party B authorizes Party A to directly transfer the margin in such amount as stipulated herein from the settlement account opened by Party B with Party A. In the case of pledge with margin, the pledgor’s increasing the margin or making additional margin and reducing the margin with the consent of the pledgee shall be deemed as the automatic change made by the parties to the amount of the margin in the margin clause, without otherwise agreed by the parties in writing, and shall not affect the effect of pledge guarantee of margin.

The margin account is:                             .

☐ 1. The Deposits bear no interests.

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☐ 2. From the date of transfer or deposit, the interest on the margin shall accrue as per the following interest rate in the benchmark interest rate of RMB deposits of financial institutions published by the People’s Bank of China on the same day:

☐ Benchmark interest rate of current deposit

☐ Benchmark interest rate of time deposit of the same grade for the same period corresponding to the deposit term of the margin

☐ 3. The interest on the cash deposit shall accrue as follows:         .

The specific interest accrual and settlement method is subject to the relevant provisions of the People’s Bank of China on the interest accrual and settlement of deposits.

2.3 Where the pledged object is bill, Party B shall go through formalities of endorsement of bill pledge.

Article 3 Insurance

3.1 Party A shall have the right to require Party B to insure the movable property pledged and name Party A as the first beneficiary of the insurance benefits. The sum insured shall not exceed the value of the pledged object and the insurance period shall be no shorter than the debt maturity.

Party B agrees to transfer the right of claim for payment of insurance benefits to Party A, and assist Party A in exercising such right as necessary. The insurance benefits paid by the insurance company shall be first used to repay the debts under the main contract.

3.2 Party B shall pay the premium on time and fulfill the obligations stipulated in the insurance contract.

3.3 Before the principal and interest of the debts and the expenses under the main contract are paid off, Party B shall renew the insurance as stipulated in Article 3.1; otherwise, Party A shall have the right to insure on behalf of Party B with the premium borne by Party B.

3.4 The original insurance policy shall be kept by Party A. After the debtor has paid off the principal and interest of all the debts and expenses under the main contract, Party A shall return the original insurance policy to Party B.

Article 4 Party B’s Undertakings and Covenants

4.1 Party B is a legally incorporated, validly existing company with good reputation in the jurisdiction where it is located and has all corporate rights and government permission and approval to engage in the business it is engaged in.

4.2 Party B has completed all the authorization and examination and approval required to sign this contract. The signing of this contract is the true intention of Party B and will not result in the violation of the agreement or commitment it has signed with any third party. Party B did not violate any laws, regulations and rules concerning environmental protection, energy conservation, emission reduction and pollution reduction in the signing of the Contract, and undertakes to strictly abide by such laws, regulations and rules after signing the Contract.

4.3 Except for the written notice given to Party A before signing this contract, Party B shall not have any litigations, arbitrations, executions, appeals, reconsiderations and other procedures or other events or circumstances that may have a material adverse impact on the performance hereof.

4.4 The pledged objects are legally owned by Party B and are free of any legal disputes and right restrictions, and have not been pledged to any third party before the execution of this Contract.

Article 5 Rights and Obligations of Party B (Pledgor)

5.1 Party B has the right to request Party A to assume the obligation of confidentiality for the information provided by Party B, except as otherwise stipulated by laws and regulations or regulatory authorities or otherwise agreed by the parties or that the information provided by Party B does not constitute confidential information.

5.2 Party B has carefully read the main contract and acknowledged all the terms and conditions thereof. The individual credit contract or receipt or other credit business voucher under the main contract is not required to be further confirmed by Party B if not beyond the main contract.

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Party A and the debtor may modify the main contract without the consent of Party B, and Party B shall continue to assume the guarantee liability for the modified main contract. However, in the event of increase in the principal amount of the debt and extension of the term of the loan without Party B’s written consent, Party B shall still assume the guarantee liability in such amount and period as specified in the original main contract.

5.3 Party B agrees that Party A may place the pledged objects in the custody of a third party as it deems necessary.

5.4 Where the pledged objects are offered as security for the credit facility with a term of one year (excluding) or more, Party A shall have the right to request appraisal of the pledged objects by an appraisal institution approved by Party A on an annual basis from the following year of the effective date of this Contract. If the value of the pledged objects has obviously decreased to such an extent as insufficient to secure the debtor’s performance of the debts of the main contract, Party A shall have the right to require Party B to provide other guarantee measures acceptable to Party A.

5.5 If Party B changes its domicile, mailing address, contact number, business scope, legal representative and other matters, it shall notify Party A in writing within seven working days after the change. If Party B fails to perform the above notification obligations, Party A shall be deemed to have delivered the relevant notices and documents (including but not limited to the notices and documents of both parties during the performance of the contract, relevant materials and documents relating to arbitration or litigation in the course of arbitration or litigation, and relevant materials and documents during the execution of the case) according to the original address and mailing address.

5.6 Party B shall bear the insurance premium, custody, maintenance, storage and transportation expenses relating to the pledged objects hereunder.

☐ 5.7 Where the certificate of deposit in a foreign currency is pledged, if the loan-to-value ratio(the principal of the debt of the main contract divided by the principal amount of the certificate of deposit) exceeds % as converted as per the latest daily exchange rate between such foreign currency and RMB, Party A shall have the right to require Party B to provide other guarantee measures recognized by Party A, failing which Party A shall have the right to exercise the right of pledge. If the loan-to-value ratio exceeds % at any time, Party A shall have the right to directly cash the certificate of deposit to repay the principal and interest of the debt of the main contract.

☐ 5.8 Where the certificate of time deposit is pledged, the certificate of time deposit shall be confirmed by the depositor bank thereof, and shall be properly kept by Party A. The information of the certificate of the time deposit is as follows:

Account name:                  ; Opening Institution:                 :

Amount:                  ;Term:                  ; Interest rate:                 %.

Article 6 Realization of Pledge Right

6.1 Under any of the following circumstances, Party A shall have the right to exercise the pledge right:

(1) The debtor fails to repay the debt principal and interest and expenses due (including earlier maturity, the same below)under the main contract in full and on time;

(2) Party B violates any of the undertakings and covenants made by it or otherwise fails to perform any of its obligations hereunder;

(3) The debtor or Party B declares dissolution, bankruptcy or is cancelled in accordance with law;

(4) The value of the pledged objects is likely to decrease to such an extent as to endanger the rights of Party A, and the debtor or Party B fails to provide the guarantee recognized by Party A within the time limit notified by Party A;

(5) The debtor commits any other act in violation of the main contract;

(6) Other circumstances where the pledge right may be exercised as stipulated by laws and regulations.

6.2 Party A shall be paid in priority from the proceeds from the assessment in monetary terms or auction or realization of the pledged objects in accordance with law.

6.3 In the case of pledge of moveable property, Party A may directly authorize auction or realization in accordance with law.

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In the case of pledge of rights, Party A may directly cash in, take delivery of goods, sell off or withhold funds. If the cash date or delivery date of the pledged object is prior to the maturity of the main creditor’s right, Party A may cash or take delivery of the pledged object to pay off the debts in advance or put it in escrow, with the escrow cost borne by Party B.

In the case of pledge of certificate of deposit, if the maturity date of the certificate of deposit or deposit is prior to the maturity date of the main creditor’s right, Party B agrees to convert it to time deposit and continue to pledge its corresponding certificate of deposit or deposit without title certificate as security for the main creditor’s right, or cash the certificate of deposit and transfer the proceeds into the dedicated account of margin to provide security for the main creditor’s right by pledge of margin. If the maturity date of the certificate of deposit or deposit is later than the maturity date(or date of earlier maturity) of the main creditor’s right, Party A may directly cash the certificate of deposit or deposit to repay the creditor’s right of Party A.

In the case of bill pledge, Party B shall apply for collection to Party A prior to the maturity of the bill, that is, Party B endorses the bill with the words “entrusted collection” and names Party A as the endorsee. Party B permits and authorizes Party A to transfer the full amount of the bill received to the dedicated account of margin to provide security for the main creditor’s right by pledge of margin.

6.4 Under the circumstances where the pledge right is exercised, Party A and Party B shall determine the manner of realizing the pledge right through negotiation, failing which Party A shall the right to directly apply to the people’s court for auction and sale of the pledged object.

Article 7 Liability for Breach of Contract

7.1 If Party B breaches or fails to fully perform its obligations in this Contract, resulting in failure in establishment of pledge, and Party B fails to provide the guarantee recognized by Party A within the time limit notified by Party A, Party B shall bear the following liabilities for breach of contract:

(1) If Party B is the debtor, Party B shall pay 5% of the principal amount of the debt specified in the main contract to Party A as liquidated damages, which shall not exceed the value of the pledged object specified in this Contract.

(2) If Party B is not the debtor, Party B shall be jointly and severally liable for the outstanding debt principal and interest and expenses unpaid by the debtor under the main contract up to the value of the pledged object specified in this Contract.

7.2 If Party B breaches or fails to fully perform its obligations herein, resulting in decrease in the value of the pledged object, and Party B fails to restore it or provide the guarantee recognized by Party A within the time limit notified by Party A, Party B shall bear the following liabilities for breach of contract:

(1) If Party B is the debtor, Party B shall pay 5% of the principal amount of the debt specified in the main contract to Party A as liquidated damages, which shall not exceed the value of the pledged object specified in this Contract.

(2) If Party B is not the debtor, after Party A has realized the pledge right in accordance with law, Party B shall bear joint and several liability to Party A subject to the difference between the value of the pledged object at the time of realization of the pledge right and the value of the pledged object specified in this Contract, up to the amount of the outstanding debt principal and interest and expenses unpaid by the debtor under the main contract.

7.3 Where Party B conceals the common ownership, dispute, seizure, detention or existing mortgage of the pledged property, causing economic losses to Party A, Party B shall pay 5% of the principal amount of the debt specified in the main contract to Party A as liquidated damages, which shall not exceed the value of the pledged object specified in this Contract.

Article VIII Miscellaneous

The pledge period for accounts receivable is from June 15, 2018 to December 15, 2021.

Article IX Supplementary Provisions

9.1 ☐ Both parties agree to perform compulsory notarization of this contract

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After the Contract has been subject to a notarization with enforcement effect handled by both parties, if Party B does not perform or does not fully perform the obligations stipulated in the Contract, Party A has the right to apply for an execution certificate from the original notary office, and apply to the competent people’s court (i.e., the people’s court at the domicile of the person subject to enforcement or the people’s court at the place where the property of the person subject to enforcement is located) by virtue of the original notarial certificate and the execution certificate for enforcement.

☐ No enforcement of notarization shall be handled for the Contract

9.2 Party A has the right to transfer the creditor’s right in whole or in part before the creditor’s right is determined under the main contract. Where Party A transfers the creditor’s right in whole or in part, Party B agrees that Party A may transfer the pledge right in whole or in part. Where Party A transfers the pledge right in part, Party A shall notify Party B of the specific share of transfer after determining it through negotiation with the transferee, without obtaining further consent from Party B. Party B is obliged to cooperate with Party A in pledge registration at the request of Party A.

9.3 Party B permits and authorizes Ping An Bank to inquire Party B’s personal (corporate) information and credit information from the Financial Credit Information Basic Database and other legally established credit reference agencies during the application stage and the duration of the debtor’s credit business for the purpose of application and subsequent management of the debtor’s credit business. Party B permits and authorizes Ping An Bank to submit Party B’s personal (corporate) information and credit information, including but not limited to credit information and information that has a negative impact on the credit status of the information subject, to the Financial Credit Information Basic Database and other legally established credit reference agencies in accordance with the Regulations on Credit Reporting Industry.

9.4 Any and all options shall be determined by checking the selected box.

9.5 Any dispute arising between Party A and Party B from the performance of this Contract shall be settled through negotiation by the parties. Should negotiation fails, the dispute shall be settled in the manner as set forth in (2)below:

(1) Apply to    /                for arbitration in accordance with the arbitration rules in force of the Commission at the time of application. The arbitral award is final and binding on both parties.

(2) File a lawsuit to the people’s court of the locality where Party A is located.

(3) File a lawsuit in the                people’s court.

9.6 This contract shall be governed by the laws of the People’s Republic of China.

9.7 This Contract shall enter into force upon being signed by the parties hereto (if the parties are natural persons, this Contract shall be signed by such parties; if the parties are legal persons or other organizations, this Contract shall be signed or sealed by their authorized signatories and affixed with their official seals).

9.8 This Contract is made in five counterparts, with Party A holding two copies, Party B✓ the debtor ☐ and the registration authority each holding one copy.

Party A’s Unit Seal:

Signature of person in charge or entrusted agent:

June 15, 2018

Ping An Bank Co., Ltd., Shanghai Branch Seal specific for contract on credit extension to legal person clients (seal)

/s/

Party B (if Party B is an entity) (Seal):                         Party B (if Party B is an individual)

Signature of legal representative or entrusted agent:                 or Authorized Agent(Signature):

June 15, 2018

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Shanghai Tong Gou Information Technology Co., Ltd. (seal)

/s/

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List of Pledged Objects

Pledge name Quantity, quality	Shanghai Tong Gou Information Technology Co., Ltd., all accounts receivable income with Beijing Jingdong Century Information Technology Co., Ltd., Beijing Jingdong Century Trading Co., Ltd., Zhejiang Tmall Technology Co., Ltd. as the buyer

Title of the pledged object Ownership and title certificate number

Place of storage of the pledged object

The share of the pledged object owned by the pledgor	Names of other co-owners (in the case of co-ownership)

Other information of the pledged object

Remarks

The pledgor certifies that the statement above is true, accurate and complete. If the pledge is invalid or insufficient in value due to false statements or major omissions, with prejudice to the rights of the main creditor, the pledgor is willing to bear joint and several liability for repayment of all debts of the debtor under the main contract.

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